Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period November 14, 2012 through November 30, 2012

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Myles R. Itkin	2/15/13
Myles R. Itkin	Date

Executive Vice President, Chief Financial Officer and Treasurer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

As disclosed in the Forms 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Internal Revenue Service filed an amended claim (Claim No. 82) in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) on February 11, 2013 in the amount of $463,013,177.63, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, have not yet been reflected in the financial statements presented herein.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Schedule of Operating Cash Flow

For the Period November 14, 2012 through November 30, 2012

(in thousands of dollars)

November 14 - 30,
2012
Cash Flows from Operating Activities:

Net Loss before taxes	$(7,099)
Items included in net loss before taxes not affecting cash flows:
Depreciation and amortization	9,333

Amortization of deferred gain on sale and leasebacks	(131)
Amortization of deferred financing costs	19
Compensation related to restricted stock and stock option grants	383
Undistributed earnings of affiliated companies	(1,611)
Deferred payment obligations on charters-in	260
Loss on subleases	(140)
Other net	(106)

Items included in net loss before taxes related to investing and financing activities:

Gain on disposal of vessels net	31
Payments for drydocking	(5,760)
Changes in operating assets and liabilities	14,632

Net cash provided by operating activities	9,811

Cash Flows from Investing Activities:
Expenditures for vessels and other property	(156)

Net cash used in investing activities	(156)

Cash Flows from Financing Activities:	-

Net increase in cash and cash equivalents	9,655
Cash and cash equivalents at beginning of period	477,973
Cash and cash equivalents at end of month	$487,628

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 14, 2012 through November 30, 2012

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$85,404
2	OSG International, Inc.	12-20001	412,877
3	OSG Bulk Ships, Inc.	12-20002	1,329,146
4	1372 Tanker Corporation	12-20003	324,741
5	Africa Tanker Corporation	12-20004	-
6	Alcesmar Limited	12-20005	159,681
7	Alcmar Limited	12-20006	152,302
8	Alpha Suezmax Corporation	12-20007	910,771
9	Alpha Tanker Corporation	12-20008	-
10	Amalia Product Corporation	12-20009	170,954
11	Ambermar Product Carrier Corporation	12-20010	183,745
12	Ambermar Tanker Corporation	12-20011	-
13	Andromar Limited	12-20012	171,193
14	Antigmar Limited	12-20013	235,144
15	Aqua Tanker Corporation	12-20014	-
16	Aquarius Tanker Corporation	12-20015	1,076,980
17	Ariadmar Limited	12-20016	156,538
18	Aspro Tanker Corporation	12-20017	-
19	Atalmar Limited	12-20018	210,716
20	Athens Product Tanker Corporation	12-20019	777,295
21	Atlas Chartering Corporation	12-20020	567,100
22	Aurora Shipping Corporation	12-20021	344,898
23	Avila Tanker Corporation	12-20022	-
24	Batangas Tanker Corporation	12-20023	3,123
25	Beta Aframax Corporation	12-20024	741,845
26	Brooklyn Product Tanker Corporation	12-20025	75,657
27	Cabo Hellas Limited	12-20026	210,315
28	Cabo Sounion Limited	12-20027	181,681
29	Caribbean Tanker Corporation	12-20028	-

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 14, 2012 through November 30, 2012

	Filing Entities:	Case #	Total Disbursements
30	Carina Tanker Corporation	12-20029	765,614
31	Carl Product Corporation	12-20030	189,798
32	Concept Tanker Corporation	12-20031	-
33	Crown Tanker Corporation	12-20032	-
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	221,043
36	DHT Ania Aframax Corp.	12-20035	-
37	DHT Ann VLCC Corp.	12-20036	-
38	DHT Cathy Aframax Corp.	12-20037	20,155
39	DHT Chris VLCC Corp.	12-20038	-
40	DHT Rebecca Aframax Corp.	12-20039	-
41	DHT Regal Unity VLCC Corp.	12-20040	-
42	DHT Sophie Aframax Corp.	12-20041	215
43	Dignity Chartering Corporation	12-20042	995,778
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	202,927
46	Epsilon Aframax Corporation	12-20045	247,626
47	First Chemical Carrier Corporation	12-20046	574,400
48	First LPG Tanker Corporation	12-20047	-
49	First Union Tanker Corporation	12-20048	410,584
50	Fourth Aframax Tanker Corporation	12-20049	-
51	Front President Inc.	12-20050	346,941
52	Goldmar Limited	12-20051	172,782
53	GPC Aframax Corporation	12-20052	927,934
54	Grace Chartering Corporation	12-20053	435,200
55	International Seaways, Inc.	12-20054	1,637,925
56	Jademar Limited	12-20055	156,520
57	Joyce Car Carrier Corporation	12-20056	20,893
58	Juneau Tanker Corporation	12-20057	-

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 14, 2012 through November 30, 2012

	Filing Entities:	Case #	Total Disbursements
59	Kimolos Tanker Corporation	12-20058	927,975
60	Kythnos Chartering Corporation	12-20059	165,531
61	Leo Tanker Corporation	12-20060	564,782
62	Leyte Product Tanker Corporation	12-20061	734,424
63	Limar Charter Corporation	12-20062	551,837
64	Luxmar Product Tanker Corporation	12-20063	46,019
65	Luxmar Tanker LLC	12-20064	239,686
66	Majestic Tankers Corporation	12-20065	417,015
67	Maple Tanker Corporation	12-20066	277,149
68	Maremar Product Tanker Corporation	12-20067	676
69	Maremar Tanker LLC	12-20068	210,054
70	Marilyn Vessel Corporation	12-20069	-
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	-
73	Milos Product Tanker Corporation	12-20072	763,284
74	Mindanao Tanker Corporation	12-20073	-
75	Mykonos Tanker LLC	12-20074	299,204
76	Nedimar Charter Corporation	12-20075	600,397
77	Oak Tanker Corporation	12-20076	336,255
78	Ocean Bulk Ships, Inc.	12-20077	-
79	Oceania Tanker Corporation	12-20078	298,504
80	OSG 192 LLC	12-20079	37,219
81	OSG 209 LLC	12-20080	44,848
82	OSG 214 LLC	12-20081	49,356
83	OSG 215 Corporation	12-20082	-
84	OSG 242 LLC	12-20083	200,782
85	OSG 243 LLC	12-20084	328,892
86	OSG 244 LLC	12-20085	37,629
87	OSG 252 LLC	12-20086	62,211

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 14, 2012 through November 30, 2012

	Filing Entities:	Case #	Total Disbursements
88	OSG 254 LLC	12-20087	222,196
89	OSG 300 LLC	12-20088	-
90	OSG 400 LLC	12-20089	-
91	OSG America L.P.	12-20090	-
92	OSG America LLC	12-20091	-
93	OSG America Operating Company LLC	12-20092	-
94	OSG Car Carriers, Inc.	12-20093	-
95	OSG Clean Products International, Inc.	12-20094	-
96	OSG Columbia LLC	12-20095	77,973
97	OSG Constitution LLC	12-20096	-
98	OSG Courageous LLC	12-20097	109,292
99	OSG Delaware Bay Lightering LLC	12-20098	565,938
100	OSG Discovery LLC	12-20099	-
101	OSG Endeavor LLC	12-20100	16,026
102	OSG Endurance LLC	12-20101	91,422
103	OSG Enterprise LLC	12-20102	78,660
104	OSG Financial Corp.	12-20103	-
105	OSG Freedom LLC	12-20104	17,933
106	OSG Honour LLC	12-20105	92,756
107	OSG Independence LLC	12-20106	86,998
108	OSG Intrepid LLC	12-20107	111,302
109	OSG Liberty LLC	12-20108	-
110	OSG Lightering LLC	12-20109	3,171,440
111	OSG Lightering Acquisition Corporation	12-20110	-
112	OSG Lightering Solutions LLC	12-20111	-
113	OSG Mariner LLC	12-20112	16,026
114	OSG Maritrans Parent LLC	12-20113	-
115	OSG Navigator LLC	12-20114	91,389
116	OSG New York, Inc.	12-20115	993,916

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 14, 2012 through November 30, 2012

	Filing Entities:	Case #	Total Disbursements
117	OSG Product Tankers AVTC, LLC	12-20116	-
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	-
120	OSG Product Tankers I, LLC	12-20119	-
121	OSG Product Tankers, LLC	12-20120	-
122	OSG Quest LLC	12-20121	8,013
123	OSG Seafarer LLC	12-20122	-
124	OSG Ship Management, Inc.	12-20123	1,528,495
125	OSG Valour LLC	12-20124	-
126	Overseas Allegiance Corporation	12-20125	-
127	Overseas Anacortes LLC	12-20126	1,039,774
128	Overseas Boston LLC	12-20127	1,050,740
129	Overseas Diligence LLC	12-20128	-
130	Overseas Galena Bay LLC	12-20129	-
131	Overseas Houston LLC	12-20130	854,794
132	Overseas Integrity LLC	12-20131	-
133	Overseas Long Beach LLC	12-20132	851,502
134	Overseas Los Angeles LLC	12-20133	899,473
135	Overseas Martinez LLC	12-20134	1,043,291
136	Overseas New Orleans LLC	12-20135	-
137	Overseas New York LLC	12-20136	840,388
138	Overseas Nikiski LLC	12-20137	1,002,390
139	Overseas Perseverance Corporation	12-20138	-
140	Overseas Philadelphia LLC	12-20139	-
141	Overseas Puget Sound LLC	12-20140	-
142	Overseas Sea Swift Corporation	12-20141	-
143	Overseas Shipping (GR) Ltd.	12-20142	-
144	Overseas ST Holding LLC	12-20143	561,410
145	Overseas Tampa LLC	12-20144	1,001,421

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 14, 2012 through November 30, 2012

	Filing Entities:	Case #	Total Disbursements
146	Overseas Texas City LLC	12-20145	864,221
147	Pearlmar Limited	12-20146	162,798
148	Petromar Limited	12-20147	337,025
149	Pisces Tanker Corporation	12-20148	641,091
150	Polaris Tanker Corporation	12-20149	576,087
151	Queens Product Tanker Corporation	12-20150	227,108
152	Reymar Limited	12-20151	202,821
153	Rich Tanker Corporation	12-20152	-
154	Rimar Chartering Corporation	12-20153	1,604,168
155	Rosalyn Tanker Corporation	12-20154	213,045
156	Rosemar Limited	12-20155	149,783
157	Rubymar Limited	12-20156	3,761
158	Sakura Transport Corp.	12-20157	226,725
159	Samar Product Tanker Corporation	12-20158	140,757
160	Santorini Tanker LLC	12-20159	30,109
161	Serifos Tanker Corporation	12-20160	517,698
162	Seventh Aframax Tanker Corporation	12-20161	243,787
163	Shirley Tanker SRL	12-20162	459,447
164	Sifnos Tanker Corporation	12-20163	554,377
165	Silvermar Limited	12-20164	241,549
166	Sixth Aframax Tanker Corporation	12-20165	275,280
167	Skopelos Product Tanker Corporation	12-20166	789,601
168	Star Chartering Corporation	12-20167	435,200
169	Suezmax International Agencies, Inc.	12-20168	2,237,434
170	Talara Chartering Corporation	12-20169	737,203
171	Third United Shipping Corporation	12-20170	-
172	Tokyo Transport Corp.	12-20171	293,932
173	Transbulk Carriers, Inc.	12-20172	-
174	Troy Chartering Corporation	12-20173	716,863

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period November 14, 2012 through November 30, 2012

	Filing Entities:	Case #	Total Disbursements
175	Troy Product Corporation	12-20174	-
176	Urban Tanker Corporation	12-20175	38,072
177	Vega Tanker Corporation	12-20176	-
178	View Tanker Corporation	12-20177	424,682
179	Vivian Tankships Corporation	12-20178	-
180	Vulpecula Chartering Corporation	12-20179	807,082
181	Wind Aframax Tanker Corporation	12-20180	-

		Total Disbursements	$53,578,830

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period November 14, 2012 through November 30, 2012

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Kurtzman Carson Consultants LLC	$-	$-	$-	$-	$-	$-
Total Professional Fees and Expenses	$-	$-	$-	$-	$-	$-

1 The professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period November 14, 2012 through November 30, 2012

Professional	Role
Kurtzman Carson Consultants LLC	Claims and Noticing Agent

1 The professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period November 14, 2012 through November 30, 2012

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Date of Closing

None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Date of Closing

None

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statement of Operations

For the Period November 14, 2012 through November 30, 2012

(in thousands of dollars)

November 14, 2012
through
November 30, 2012

Shipping Revenues:
Pool revenues	$8,487
Time and bareboat charter revenues	15,106
Voyage charter revenues	23,555
47,148
Operating Expenses:
Voyage expenses	12,640
Vessel expenses	12,181
Charter hire expenses	15,956
Depreciation and amortization	9,333
General and administrative	3,143
(Gain)/loss on disposal of vessels	31
Total Operating Expenses	53,284
Income/(Loss) from Vessel Operations	(6,136)
Equity in Income/(Loss) of Affiliated Companies	1,611
Operating Income/(Loss)	(4,525)
Other Income/(expense)	219
Loss before Interest Expense and Income Taxes	(4,306)
Interest Expense	(588)
Loss before Reorganization Items and Income Taxes	(4,894)
Reorganization Items, net	2,205
Loss before Income Taxes	$(7,099)

See Notes to Unaudited Condensed Consolidated Statement of Operations on the following page

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statement of Operations

For the Period November 14, 2012 through November 30, 2012

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statement of Operations has not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	Reorganization Items consists of the following:

November 14, 2012
through
November 30, 2012
Professional fees	$2,205

$2,205

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and November 30, 2012

(in thousands of dollars)

	November 13, 2012	November 30, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$487,628
Voyage receivables	171,753	169,483
Other receivables	80,024	69,227
Inventory	13,831	17,489
Prepaid expenses and other current assets	47,538	56,022
Total Current Assets	791,119	799,849
Vessels and other property, less accumulated depreciation	3,135,823	3,128,510
Deferred drydock expenditures, net	73,898	77,857
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,206,367
Investments in Affiliated Companies	247,964	247,858
Intangible Assets, less accumulated amortization	72,655	72,407
Goodwill	9,589	9,589
Other Assets	20,579	21,760
Total Assets	$4,351,627	$4,357,830

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,106	$97,925
Total Current Liabilities	93,106	97,925

Noncurrent Liabilities:
Deferred Gain on Sale and Leaseback of Vessels	5,457	5,326
Other Liabilities	39,040	39,585
Liabilities Subject to Compromise	2,836,368	2,837,908
Total Noncurrent Liabilities	2,880,865	2,882,819

Total Liabilities	2,973,971	2,980,744
Equity:
Total Equity	1,377,656	1,377,086
Total Liabilities and Equity	$4,351,627	$4,357,830

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and November 30, 2012

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect any analysis regarding potential claims under the Bankruptcy Code.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and November 30, 2012

(in thousands of dollars)

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2012, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

6.	Liabilities Subject to Compromise include the following:

	November 13, 2012	November 30, 2012
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$1,609
Senior Notes	500,780	500,780
Unsecured Revolver	1,488,579	1,488,579
Accrued Interest and Fees on Unsecured Revolver	10,878	10,878
Secured Debt Facilities	582,139	582,762
Derivative liabilities	3,566	3,566
Deferred Income Taxes and Other Liabilities	213,101	213,101
Pension liabilities	36,927	36,633
	$2,836,368	$2,837,908

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of November 30, 2012

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: February 15, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

November 30, 2012

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$2,364,886	$406,882	$52,866	$15,313	$249,125	$3,089,072
77%	13%	2%	0.5%	8%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

November 30, 2012

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade – Invoiced[2]	$20,086,782	$8,440,153	$6,180,811	$2,543,786	$2,570,598	$6,632,429	$46,454,559
Trade - Accrued and Unbilled[3]							$27,255,432
Trade - Pools[4]							$98,437,163
Allowance for Doubtful Receivables							$(2,663,873)
Accounts Receivable	$20,086,782	$8,440,153	$6,180,811	$2,543,786	$2,570,598	$6,632,429	$169,483,281
Percentage of Trade-Invoiced[5]	43%	18%	13%	6%	6%	14%	100%

1 Days Aged is based on the date of invoice.

2 Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.

3 Represents unbilled trade accounts receivables of the consolidated Company.

4 Represents undistributed earnings receivable from the commercial pools in which the Company participates.

5 Represents percentage of Trade-Invoiced amounts only.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period November 14, 2012 through November 30, 2012

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix B

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

November 14, 2012 through November 30, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix B

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

(continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets.   In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2012, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

Monthly Operating Report

November 14, 2012 through November 30, 2012

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Overseas Shipholding Group, Inc.	OSG International, Inc.	OSG Bulk Ships, Inc.	1372 Tanker Corporation	Africa Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	-	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-	-
Vessel expenses	-	(29)	(99)	179	3
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	-	-	-	143	-
General and administrative	276	(266)	3	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	276	(295)	(95)	322	3
Income/(Loss) from Vessel Operations	(276)	295	95	(322)	(3)
Equity in Income/(Loss) of Affiliated Companies	-	296	-	-	1,315
Operating Income/(Loss)	(276)	591	95	(322)	1,312
Other Income/(expense)	290	(346)	(112)	-	-
Income/(Loss) before Interest Expense and Income Taxes	14	246	(16)	(322)	1,312
Interest Expense	0	94	-	(60)	-
Income/(loss) before Reorganization Items and Income Taxes	14	340	(16)	(382)	1,312
Reorganization Items, net	2,205	-	-	-	-
Income/(loss) before Income Taxes	$(2,191)	$340	$(16)	$(382)	$1,312

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 32 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Alcesmar Limited	Alcmar Limited	Alpha Suezmax Corporation	Alpha Tanker Corporation	Amalia Product Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$211	$215	$-	$-	$241
Time and bareboat charter revenues	-	0	352	-	-
Voyage charter revenues	-	(0)	-	-	-
	211	215	352	-	241
Operating Expenses:
Voyage expenses	1	2	14	-	-
Vessel expenses	107	97	94	-	91
Charter hire expenses	-	-	431	-	-
Depreciation and amortization	114	105	30	-	132
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	222	204	569	-	223
Income/(Loss) from Vessel Operations	(11)	11	(217)	-	17
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(11)	11	(217)	-	17
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(11)	11	(217)	-	17
Interest Expense	(8)	(8)	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(20)	3	(217)	-	17
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(20)	$3	$(217)	$-	$17

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 33 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Ambermar Product Carrier Corporation	Ambermar Tanker Corporation	Andromar Limited	Antigmar Limited	Aqua Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$214	$212	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	844	-	0	52	-
	844	-	214	264	-
Operating Expenses:
Voyage expenses	301	-	0	34	-
Vessel expenses	97	-	107	103	-
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	109	-	106	98	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	507	-	214	235	-
Income/(Loss) from Vessel Operations	337	-	1	29	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	337	-	1	29	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	337	-	1	29	-
Interest Expense	-	-	(8)	(8)	-
Income/(loss) before Reorganization Items and Income Taxes	337	-	(8)	21	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$337	$-	$(8)	$21	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 34 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Aquarius Tanker Corporation	Ariadmar Limited	Aspro Tanker Corporation	Atalmar Limited	Athens Product Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$215	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	671	-	-	730	503
	671	215	-	730	503
Operating Expenses:
Voyage expenses	309	(1)	-	436	354
Vessel expenses	2	93	-	116	87
Charter hire expenses	269	-	-	-	-
Depreciation and amortization	-	112	-	107	75
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	580	203	-	659	515
Income/(Loss) from Vessel Operations	91	11	-	71	(13)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	91	11	-	71	(13)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	91	11	-	71	(13)
Interest Expense	-	(8)	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	91	3	-	71	(13)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$91	$3	$-	$71	$(13)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 35 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Atlas Chartering Corporation	Aurora Shipping Corporation	Avila Tanker Corporation	Batangas Tanker Corporation	Beta Aframax Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$9	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	306
Voyage charter revenues	551	-	-	-	-
	551	9	-	-	306
Operating Expenses:
Voyage expenses	278	15	-	-	-
Vessel expenses	4	153	-	2	142
Charter hire expenses	268	-	-	-	299
Depreciation and amortization	-	127	-	-	2
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	550	295	-	2	443
Income/(Loss) from Vessel Operations	1	(286)	-	(2)	(137)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	1	(286)	-	(2)	(137)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	1	(286)	-	(2)	(137)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(286)	-	(2)	(137)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$1	$(286)	$-	$(2)	$(137)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 36 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Brooklyn Product Tanker Corporation	Cabo Hellas Limited	Cabo Sounion Limited	Caribbean Tanker Corporation	Carina Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	217	232	-	-
Voyage charter revenues	-	-	3	-	517
	-	217	235	-	517
Operating Expenses:
Voyage expenses	-	5	6	-	235
Vessel expenses	-	108	107	-	2
Charter hire expenses	-	-	-	-	276
Depreciation and amortization	-	108	108	-	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	221	222	-	513
Income/(Loss) from Vessel Operations	-	(4)	13	-	4
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	(4)	13	-	4
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	(4)	13	-	4
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(4)	13	-	4
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$(4)	$13	$-	$4

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Carl Product Corporation	Concept Tanker Corporation	Crown Tanker Corporation	Delphina Tanker Corporation	Delta Aframax Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$22	$218	$-	$-	$-
Time and bareboat charter revenues	213	-	-	-	231
Voyage charter revenues	(1)	-	-	-	-
	234	218	-	-	231
Operating Expenses:
Voyage expenses	3	-	-	-	-
Vessel expenses	157	2	-	-	128
Charter hire expenses	-	272	-	-	-
Depreciation and amortization	133	-	-	-	111
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	293	274	-	-	239
Income/(Loss) from Vessel Operations	(58)	(57)	-	-	(8)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(58)	(57)	-	-	(8)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(58)	(57)	-	-	(8)
Interest Expense	-	-	-	-	(53)
Income/(loss) before Reorganization Items and Income Taxes	(58)	(57)	-	-	(62)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(58)	$(57)	$-	$-	$(62)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	DHT Ania Aframax Corp.	DHT Ann VLCC Corp.	DHT Cathy Aframax Corp.	DHT Chris VLCC Corp.	DHT Rebecca Aframax Corp.
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$333	$251	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	-	333	251	-	-
Operating Expenses:
Voyage expenses	-	-	-	-	-
Vessel expenses	-	2	0	0	-
Charter hire expenses	-	570	352	-	-
Depreciation and amortization	-	-	-	-	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	571	352	0	-
Income/(Loss) from Vessel Operations	-	(238)	(101)	(0)	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	(238)	(101)	(0)	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	(238)	(101)	(0)	-
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(238)	(101)	(0)	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$(238)	$(101)	$(0)	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	DHT Regal Unity VLCC Corp.	DHT Sophie Aframax Corp.	Dignity Chartering Corporation	Edindun Shipping Corporation	Eighth Aframax Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$3	$-	$231	$-	$235
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	3	-	231	-	235
Operating Expenses:
Voyage expenses	-	-	2	-	-
Vessel expenses	-	-	129	-	123
Charter hire expenses	-	-	453	-	-
Depreciation and amortization	-	-	25	-	77
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	-	609	-	199
Income/(Loss) from Vessel Operations	3	-	(379)	-	36
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	3	-	(379)	-	36
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	3	-	(379)	-	36
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	3	-	(379)	-	36
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$3	$-	$(379)	$-	$36

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Epsilon Aframax Corporation	First Chemical Carrier Corporation	First LPG Tanker Corporation	First Union Tanker Corporation	Fourth Aframax Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$222	$-	$-	$43	$-
Time and bareboat charter revenues	-	204	-	-	-
Voyage charter revenues	-	-	-	-	-
	222	204	-	43	-
Operating Expenses:
Voyage expenses	-	3	-	33	-
Vessel expenses	156	3	-	173	-
Charter hire expenses	-	183	-	-	-
Depreciation and amortization	110	-	-	178	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	266	188	-	384	-
Income/(Loss) from Vessel Operations	(44)	16	-	(341)	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(44)	16	-	(341)	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(44)	16	-	(341)	-
Interest Expense	(53)	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(98)	16	-	(341)	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(98)	$16	$-	$(341)	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Front President Inc.	Goldmar Limited	GPC Aframax Corporation	Grace Chartering Corporation	International Seaways, Inc.
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$152	$229	$222	$220	$854
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	152	229	222	220	854
Operating Expenses:
Voyage expenses	29	-	-	-	-
Vessel expenses	130	119	134	1	6
Charter hire expenses	-	-	210	238	895
Depreciation and amortization	195	117	2	-	-
General and administrative	-	-	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	353	236	345	239	902
Income/(Loss) from Vessel Operations	(201)	(6)	(124)	(19)	(48)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(201)	(6)	(124)	(19)	(48)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(201)	(6)	(124)	(19)	(48)
Interest Expense	(99)	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(301)	(6)	(124)	(19)	(48)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(301)	$(6)	$(124)	$(19)	$(48)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Jademar Limited	Joyce Car Carrier Corporation	Juneau Tanker Corporation	Kimolos Tanker Corporation	Kythnos Chartering Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$209	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	3	-	-	487	486
	211	-	-	487	486
Operating Expenses:
Voyage expenses	-	-	-	280	274
Vessel expenses	95	-	-	81	152
Charter hire expenses	-	-	-	221	-
Depreciation and amortization	117	-	-	18	64
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	212	-	-	600	491
Income/(Loss) from Vessel Operations	(1)	-	-	(113)	(5)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(1)	-	-	(113)	(5)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(1)	-	-	(113)	(5)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	-	-	(113)	(5)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(1)	$-	$-	$(113)	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Leo Tanker Corporation	Leyte Product Tanker Corporation	Limar Charter Corporation	Luxmar Product Tanker Corporation	Luxmar Tanker LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	474	210	525	536	-
	474	210	525	536	-
Operating Expenses:
Voyage expenses	357	280	296	345	-
Vessel expenses	4	82	92	123	0
Charter hire expenses	269	-	204	-	-
Depreciation and amortization	-	101	97	113	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	630	464	689	581	0
Income/(Loss) from Vessel Operations	(156)	(254)	(164)	(45)	(0)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(156)	(254)	(164)	(45)	(0)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(156)	(254)	(164)	(45)	(0)
Interest Expense	-	(44)	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(156)	(297)	(164)	(45)	(0)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(156)	$(297)	$(164)	$(45)	$(0)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Majestic Tankers Corporation	Maple Tanker Corporation	Maremar Product Tanker Corporation	Maremar Tanker LLC	Marilyn Vessel Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$(48)	$(54)	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	404	-
	(48)	(54)	-	404	-
Operating Expenses:
Voyage expenses	33	39	-	332	-
Vessel expenses	207	145	(3)	166	-
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	201	248	-	126	-
General and administrative	0	-	-	4	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	442	432	(3)	628	-
Income/(Loss) from Vessel Operations	(490)	(486)	3	(224)	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(490)	(486)	3	(224)	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(490)	(486)	3	(224)	-
Interest Expense	-	(128)	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(490)	(614)	3	(224)	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(490)	$(614)	$3	$(224)	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Maritrans General Partner Inc.	Maritrans Operating Company L.P.	Milos Product Tanker Corporation	Mindanao Tanker Corporation	Mykonos Tanker LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	609	-	760
	-	-	609	-	760
Operating Expenses:
Voyage expenses	-	-	207	-	367
Vessel expenses	-	-	83	-	152
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	-	-	76	-	93
General and administrative	-	-	-	-	9
(Gain)/loss on disposal of vessels	-	-	-	-	(1)
Total Operating Expenses	-	-	366	-	619
Income/(Loss) from Vessel Operations	-	-	243	-	141
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	-	243	-	141
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	-	243	-	141
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	243	-	141
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$243	$-	$141

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Nedimar Charter Corporation	Oak Tanker Corporation	Ocean Bulk Ships, Inc.	Oceania Tanker Corporation	OSG 192 LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$122	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	417
Voyage charter revenues	547	-	-	-	-
	547	122	-	-	417
Operating Expenses:
Voyage expenses	252	23	-	-	3
Vessel expenses	153	156	-	-	11
Charter hire expenses	208	-	-	-	-
Depreciation and amortization	62	248	-	-	111
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	675	428	-	-	125
Income/(Loss) from Vessel Operations	(128)	(305)	-	-	292
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(128)	(305)	-	-	292
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(128)	(305)	-	-	292
Interest Expense	-	(125)	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(128)	(430)	-	-	292
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(128)	$(430)	$-	$-	$292

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG 209 LLC	OSG 214 LLC	OSG 215 Corporation	OSG 242 LLC	OSG 243 LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	433	381	-	-	-
Voyage charter revenues	2	26	-	916	470
	435	407	-	916	470
Operating Expenses:
Voyage expenses	6	35	-	307	85
Vessel expenses	14	19	-	13	(39)
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	103	128	-	118	106
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	123	183	-	438	152
Income/(Loss) from Vessel Operations	312	224	-	478	317
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	312	224	-	478	317
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	312	224	-	478	317
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	312	224	-	478	317
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$312	$224	$-	$478	$317

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG 244 LLC	OSG 252 LLC	OSG 254 LLC	OSG 300 LLC	OSG 400 LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	476	-	-	-	-
Voyage charter revenues	-	835	48	-	-
	476	835	48	-	-
Operating Expenses:
Voyage expenses	7	226	16	-	-
Vessel expenses	13	11	11	-	-
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	127	132	212	-	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	147	370	239	-	-
Income/(Loss) from Vessel Operations	329	465	(191)	-	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	329	465	(191)	-	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	329	465	(191)	-	-
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	329	465	(191)	-	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$329	$465	$(191)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG America L.P.	OSG America LLC	OSG America Operating Company LLC	OSG Car Carriers, Inc.	OSG Clean Products International, Inc.
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	-	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-	-
Vessel expenses	-	-	(1)	-	-
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	-	-	217	-	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	-	216	-	-
Income/(Loss) from Vessel Operations	-	-	(216)	-	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	-	(216)	-	-
Other Income/(expense)	-	-	1	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	-	(215)	-	-
Interest Expense	-	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(215)	-	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(215)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG Columbia LLC	OSG Constitution LLC	OSG Courageous LLC	OSG Delaware Bay Lightering LLC	OSG Discovery LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	2,254	-
	-	-	-	2,254	-
Operating Expenses:
Voyage expenses	-	-	-	563	-
Vessel expenses	113	-	122	448	-
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	42	-	43	606	-
General and administrative	3	-	4	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	27
Total Operating Expenses	158	-	169	1,617	27
Income/(Loss) from Vessel Operations	(158)	-	(169)	637	(27)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(158)	-	(169)	637	(27)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(158)	-	(169)	637	(27)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(158)	-	(169)	637	(27)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(158)	$-	$(169)	$637	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG Endeavor LLC	OSG Endurance LLC	OSG Enterprise LLC	OSG Financial Corp.	OSG Freedom LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	-	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-	-
Vessel expenses	-	103	128	-	(0)
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	-	45	62	-	103
General and administrative	-	3	4	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	152	193	-	102
Income/(Loss) from Vessel Operations	-	(152)	(193)	-	(102)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	(152)	(193)	-	(102)
Other Income/(expense)	-	-	-	(0)	-
Income/(Loss) before Interest Expense and Income Taxes	-	(152)	(193)	(0)	(102)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(152)	(193)	(0)	(102)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$(152)	$(193)	$(0)	$(102)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG Honour LLC	OSG Independence LLC	OSG Intrepid LLC	OSG Liberty LLC	OSG Lightering LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$(48)
Time and bareboat charter revenues	-	-	-	-	(768)
Voyage charter revenues	-	-	-	-	5,586
	-	-	-	-	4,770
Operating Expenses:
Voyage expenses	-	3	-	-	3,379
Vessel expenses	124	121	119	-	378
Charter hire expenses	-	-	-	-	1,186
Depreciation and amortization	33	26	178	-	342
General and administrative	4	4	4	-	103
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	161	154	301	-	5,389
Income/(Loss) from Vessel Operations	(161)	(154)	(301)	-	(619)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(161)	(154)	(301)	-	(619)
Other Income/(expense)	-	-	-	-	0
Income/(Loss) before Interest Expense and Income Taxes	(161)	(154)	(301)	-	(618)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(161)	(154)	(301)	-	(618)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(161)	$(154)	$(301)	$-	$(618)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG Lightering Acquisition Corporation	OSG Lightering Solutions LLC	OSG Mariner LLC	OSG Maritrans Parent LLC	OSG Navigator LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	-	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-	-
Vessel expenses	-	-	-	-	116
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	-	-	-	6	40
General and administrative	-	-	-	-	4
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	-	-	6	160
Income/(Loss) from Vessel Operations	-	-	-	(6)	(160)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	-	-	(6)	(160)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	-	-	(6)	(160)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(6)	(160)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$(6)	$(160)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG New York, Inc.	OSG Product Tankers AVTC, LLC	OSG Product Tankers I, LLC	OSG Product Tankers II, LLC	OSG Product Tankers Member LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$309	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	637	-	-	-	-
	945	-	-	-	-
Operating Expenses:
Voyage expenses	472	-	-	-	-
Vessel expenses	6	-	-	-	-
Charter hire expenses	626	-	-	-	-
Depreciation and amortization	-	-	-	-	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	1,104	-	-	-	-
Income/(Loss) from Vessel Operations	(158)	-	-	-	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(158)	-	-	-	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(158)	-	-	-	-
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(158)	-	-	-	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(158)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	OSG Product Tankers, LLC	OSG Quest LLC	OSG Seafarer LLC	OSG Ship Management, Inc.	OSG Valour LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	-	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-	-
Vessel expenses	-	-	(0)	-	-
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	-	-	-	164	-
General and administrative	-	-	-	1,911	-
(Gain)/loss on disposal of vessels	-	5	-	-	-
Total Operating Expenses	-	5	(0)	2,074	-
Income/(Loss) from Vessel Operations	-	(5)	0	(2,074)	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	(5)	0	(2,074)	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	(5)	0	(2,074)	-
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(5)	0	(2,074)	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$(5)	$0	$(2,074)	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Overseas Allegiance Corporation	Overseas Anacortes LLC	Overseas Boston LLC	Overseas Diligence LLC	Overseas Galena Bay LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	952	905	-	-
Voyage charter revenues	-	-	-	-	-
	-	952	905	-	-
Operating Expenses:
Voyage expenses	-	12	7	-	-
Vessel expenses	-	291	281	-	-
Charter hire expenses	-	431	424	-	-
Depreciation and amortization	-	5	19	-	-
General and administrative	-	9	10	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	748	741	-	-
Income/(Loss) from Vessel Operations	-	204	165	-	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	204	165	-	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	204	165	-	-
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	204	165	-	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$204	$165	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Overseas Houston LLC	Overseas Integrity LLC	Overseas Long Beach LLC	Overseas Los Angeles LLC	Overseas Martinez LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	795	-	791	783	880
Voyage charter revenues	-	-	-	-	-
	795	-	791	783	880
Operating Expenses:
Voyage expenses	3	-	7	7	13
Vessel expenses	279	-	316	284	300
Charter hire expenses	403	-	404	405	431
Depreciation and amortization	35	-	27	28	6
General and administrative	9	-	9	9	10
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	730	-	763	733	760
Income/(Loss) from Vessel Operations	65	-	28	50	120
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	65	-	28	50	120
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	65	-	28	50	120
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	65	-	28	50	120
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$65	$-	$28	$50	$120

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Overseas New Orleans LLC	Overseas New York LLC	Overseas Nikiski LLC	Overseas Perseverance Corporation	Overseas Philadelphia LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	769	905	-	-
Voyage charter revenues	-	-	-	-	-
	-	769	905	-	-
Operating Expenses:
Voyage expenses	-	3	13	-	-
Vessel expenses	-	275	296	-	-
Charter hire expenses	-	407	425	-	-
Depreciation and amortization	-	13	27	-	-
General and administrative	-	9	9	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	707	769	-	-
Income/(Loss) from Vessel Operations	-	62	136	-	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	62	136	-	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	62	136	-	-
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	62	136	-	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$62	$136	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Overseas Puget Sound LLC	Overseas Sea Swift Corporation	Overseas Shipping (GR) Ltd.	Overseas ST Holding LLC	Overseas Tampa LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	2,215	986
Voyage charter revenues	-	-	-	-	3
	-	-	-	2,215	989
Operating Expenses:
Voyage expenses	-	-	-	17	16
Vessel expenses	(0)	-	-	601	279
Charter hire expenses	-	-	-	-	444
Depreciation and amortization	-	-	-	518	1
General and administrative	-	-	-	19	9
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	(0)	-	-	1,155	749
Income/(Loss) from Vessel Operations	0	-	-	1,060	241
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	0	-	-	1,060	241
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	0	-	-	1,060	241
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	0	-	-	1,060	241
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$0	$-	$-	$1,060	$241

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Overseas Texas City LLC	Pearlmar Limited	Petromar Limited	Pisces Tanker Corporation	Polaris Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$241	$-	$-	$-
Time and bareboat charter revenues	863	-	-	-	-
Voyage charter revenues	-	2	316	648	490
	863	243	316	648	490
Operating Expenses:
Voyage expenses	11	0	175	359	364
Vessel expenses	315	108	103	2	4
Charter hire expenses	410	-	-	278	278
Depreciation and amortization	11	120	95	-	-
General and administrative	9	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	756	228	372	640	647
Income/(Loss) from Vessel Operations	107	15	(56)	8	(156)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	107	15	(56)	8	(156)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	107	15	(56)	8	(156)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	107	15	(56)	8	(156)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$107	$15	$(56)	$8	$(156)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Queens Product Tanker Corporation	Reymar Limited	Rich Tanker Corporation	Rimar Chartering Corporation	Rosalyn Tanker Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$236	$-	$-	$(108)
Time and bareboat charter revenues	-	-	283	-	-
Voyage charter revenues	-	4	6	172	-
	-	240	288	172	(108)
Operating Expenses:
Voyage expenses	-	1	11	176	90
Vessel expenses	-	134	2	125	132
Charter hire expenses	-	-	273	196	-
Depreciation and amortization	-	108	-	4	134
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	243	286	502	356
Income/(Loss) from Vessel Operations	-	(4)	2	(330)	(463)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	(4)	2	(330)	(463)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	(4)	2	(330)	(463)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(4)	2	(330)	(463)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$(4)	$2	$(330)	$(463)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Rosemar Limited	Rubymar Limited	Sakura Transport Corp.	Samar Product Tanker Corporation	Santorini Tanker LLC
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$(102)	$-	$-
Time and bareboat charter revenues	204	159	-	213	-
Voyage charter revenues	2	-	-	(8)	885
	206	159	(102)	205	885
Operating Expenses:
Voyage expenses	5	0	37	8	315
Vessel expenses	92	1	194	68	127
Charter hire expenses	-	-	-	-	-
Depreciation and amortization	127	117	137	101	100
General and administrative	-	-	-	-	3
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	224	119	368	176	545
Income/(Loss) from Vessel Operations	(18)	40	(470)	28	340
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(18)	40	(470)	28	340
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(18)	40	(470)	28	340
Interest Expense	-	-	-	(60)	-
Income/(loss) before Reorganization Items and Income Taxes	(18)	40	(470)	(32)	340
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(18)	$40	$(470)	$(32)	$340

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Serifos Tanker Corporation	Seventh Aframax Tanker Corporation	Shirley Tanker SRL	Sifnos Tanker Corporation	Silvermar Limited
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$221	$247	$173	$222	$207
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	221	247	173	222	207
Operating Expenses:
Voyage expenses	2	-	-	1	-
Vessel expenses	90	118	156	97	120
Charter hire expenses	221	-	-	221	-
Depreciation and amortization	9	79	173	10	124
General and administrative	-	-	(15)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	321	196	314	328	244
Income/(Loss) from Vessel Operations	(100)	51	(141)	(107)	(37)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(100)	51	(141)	(107)	(37)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(100)	51	(141)	(107)	(37)
Interest Expense	-	-	(17)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(100)	51	(158)	(107)	(37)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(100)	$51	$(158)	$(107)	$(37)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Sixth Aframax Tanker Corporation	Skopelos Product Tanker Corporation	Star Chartering Corporation	Suezmax International Agencies, Inc.	Talara Chartering Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$1,069	$217
Time and bareboat charter revenues	231	-	238	-	-
Voyage charter revenues	-	726	-	-	-
	231	726	238	1,069	217
Operating Expenses:
Voyage expenses	-	336	-	-	2
Vessel expenses	177	129	1	15	117
Charter hire expenses	-	-	238	1,250	303
Depreciation and amortization	77	63	-	-	6
General and administrative	-	-	-	(25)	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	254	528	239	1,240	429
Income/(Loss) from Vessel Operations	(23)	198	(1)	(171)	(212)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(23)	198	(1)	(171)	(212)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(23)	198	(1)	(171)	(212)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(23)	198	(1)	(171)	(212)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(23)	$198	$(1)	$(171)	$(212)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Third United Shipping Corporation	Tokyo Transport Corp.	Transbulk Carriers, Inc.	Troy Chartering Corporation	Troy Product Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$399	$-	$204	$-
Time and bareboat charter revenues	-	-	-	-	-
Voyage charter revenues	-	-	-	-	-
	-	399	-	204	-
Operating Expenses:
Voyage expenses	-	31	-	1	-
Vessel expenses	-	121	-	94	-
Charter hire expenses	-	-	-	302	-
Depreciation and amortization	-	148	-	6	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	-	299	-	403	-
Income/(Loss) from Vessel Operations	-	100	-	(199)	-
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	-	100	-	(199)	-
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	-	100	-	(199)	-
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	100	-	(199)	-
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$-	$100	$-	$(199)	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Urban Tanker Corporation	Vega Tanker Corporation	View Tanker Corporation	Vivian Tankships Corporation	Vulpecula Chartering Corporation
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$212	$-	$6	$-	$-
Time and bareboat charter revenues	-	-	243	-	-
Voyage charter revenues	(1)	-	-	-	628
	211	-	249	-	628
Operating Expenses:
Voyage expenses	(32)	-	13	-	435
Vessel expenses	6	-	3	-	(4)
Charter hire expenses	274	-	243	-	268
Depreciation and amortization	-	-	-	-	-
General and administrative	-	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-	-
Total Operating Expenses	248	-	258	-	699
Income/(Loss) from Vessel Operations	(37)	-	(9)	-	(71)
Equity in Income/(Loss) of Affiliated Companies	-	-	-	-	-
Operating Income/(Loss)	(37)	-	(9)	-	(71)
Other Income/(expense)	-	-	-	-	-
Income/(Loss) before Interest Expense and Income Taxes	(37)	-	(9)	-	(71)
Interest Expense	-	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(37)	-	(9)	-	(71)
Reorganization Items, net	-	-	-	-	-
Income/(loss) before Income Taxes	$(37)	$-	$(9)	$-	$(71)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Wind Aframax Tanker Corporation	Combined Debtors	Eliminations	Consolidated Debtors
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$8,487	$-	$8,487
Time and bareboat charter revenues	-	15,106		15,106
Voyage charter revenues	-	23,555		23,555
	-	47,148	-	47,148
Operating Expenses:
Voyage expenses	-	12,683		12,683
Vessel expenses	-	12,194		12,194
Charter hire expenses	-	15,956		15,956
Depreciation and amortization	-	9,362		9,362
General and administrative	-	2,145		2,145
(Gain)/loss on disposal of vessels	-	31		31
Total Operating Expenses	-	52,372	-	52,372
Income/(Loss) from Vessel Operations	-	(5,224)	-	(5,224)
Equity in Income/(Loss) of Affiliated Companies	-	1,611		1,611
Operating Income/(Loss)	-	(3,613)	-	(3,613)
Other Income/(expense)	-	(167)		(167)
Income/(Loss) before Interest Expense and Income Taxes	-	(3,779)	-	(3,779)
Interest Expense	-	(588)		(588)
Income/(loss) before Reorganization Items and Income Taxes	-	(4,367)	-	(4,367)
Reorganization Items, net	-	2,205		2,205
Income/(loss) before Income Taxes	$-	$(6,572)	$-	$(6,572)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Period from November 14, 2012 through November 30, 2012

	Total Non-debtors	Eliminations	Consolidated Overseas Shipholding Group, Inc.
($000s)	November 14 - 30, 2012	November 14 - 30, 2012	November 14 - 30, 2012

Shipping Revenues:

Pool revenues	$-	$-	$8,487
Time and bareboat charter revenues	-		15,106
Voyage charter revenues	-		23,555
	-	-	47,148
Operating Expenses:
Voyage expenses	(43)		12,640
Vessel expenses	(13)		12,181
Charter hire expenses	-		15,956
Depreciation and amortization	(29)		9,333
General and administrative	998		3,143
(Gain)/loss on disposal of vessels	0		31
Total Operating Expenses	912	-	53,284
Income/(Loss) from Vessel Operations	(912)	-	(6,136)
Equity in Income/(Loss) of Affiliated Companies	-		1,611
Operating Income/(Loss)	(912)	-	(4,525)
Other Income/(expense)	386		219
Income/(Loss) before Interest Expense and Income Taxes	(527)	-	(4,306)
Interest Expense	-		(588)
Income/(loss) before Reorganization Items and Income Taxes	(527)	-	(4,894)
Reorganization Items, net	-		2,205
Income/(loss) before Income Taxes	$(527)	$-	$(7,099)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$322,765	$3,986	$42,785	$46,300	$55,064	$-	$-
Voyage receivables	530	467	(990)	(990)	-	-	2,611	2,749
Other receivables	26,385	26,378	13,363	12,895	746	1,120	27	29
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	14,030	449	14	-	-	75	157
Total Current Assets	363,738	363,640	16,809	54,704	47,046	56,184	2,713	2,934
Vessels and other property, less accumulated depreciation	-	-	1	1	-	-	50,585	50,459
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	2,189
Total Vessels, Deferred Drydock and Other Property	-	-	1	1	-	-	52,797	52,648
Investments in Affiliated Companies	38	38	(2,998)	(2,702)	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	(1,758,985)	(1,758,985)	(535,720)	(535,720)	1,512,260	1,512,260	-	-
Intercompany loans receivable and accrued interest	267,376	267,656	180,732	179,997	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	331,328	386,101	386,101	986,788	986,788	16,336	16,336
Pre-petition Intercompany receivables from non-debtors	61,649	61,649	1,439,873	1,439,873	4,239	4,239	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	339	-	-	-	-
Post-petition Intercompany receivables from debtors	-	126	-	18,490	-	3,161	-	-
Other Assets	0	0	36	35	237	235	257	253
Total Assets	$(734,856)	$(734,548)	$1,484,835	$1,541,119	$2,550,569	$2,562,867	$72,103	$72,172

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$8,019	$2,997	$-	$(632)	$55	$411	$1,150	$999
Total Current Liabilities Not Subject to Compromise	8,019	2,997	-	(632)	55	411	1,150	999

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	168	-	112	-	-
Post-petition intercompany payables to non-debtors	-	-	-	37,502	-	-	-	-
Post-petition intercompany payables to other debtors	-	483	-	18,963	-	10,828	-	150
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	1,808	1,900	-	-
Total Liabilities Not Subject to Compromise	8,019	3,481	-	56,002	1,863	13,251	1,150	1,149

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	227,716	50,033	50,033	-	-
Pre-petition intercompany payables to non-debtors	16,617	16,617	317,740	317,740	59,429	59,429	28,127	28,127
Pre-petition intercompany payables to other debtors	76,604	79,198	1,932,666	1,932,666	1,079,525	1,079,525	-	-
Other liabilities	2,231,657	2,231,653	509	509	403	1,431	47,270	47,327
Total Liabilities Subject to Compromise	2,324,879	2,327,468	2,478,631	2,478,631	1,189,390	1,190,418	75,397	75,454

Total Liabilities	2,332,897	2,330,949	2,478,631	2,534,634	1,191,253	1,203,669	76,547	76,603
Equity:
Total Equity	(3,067,754)	(3,065,496)	(993,796)	(993,514)	1,359,316	1,359,198	(4,444)	(4,431)
Total Liabilities and Equity	$(734,856)	$(734,548)	$1,484,835	$1,541,119	$2,550,569	$2,562,867	$72,103	$72,172

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Africa Tanker Corporation		Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	1,547	1,348	153	708	2,957	3,131
Other receivables	(1)	(1)	11	(1)	(24)	8	2,741	2,729
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	18	116	21	53	21	53	528	992
Total Current Assets	18	115	1,579	1,399	150	769	6,226	6,852
Vessels and other property, less accumulated depreciation	-	-	34,822	34,731	34,750	34,659	228	223
Deferred drydock expenditures, net	-	-	674	715	401	386	1,800	1,775
Total Vessels, Deferred Drydock and Other Property	-	-	35,496	35,446	35,151	35,046	2,028	1,998
Investments in Affiliated Companies	231,376	231,952	300	300	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	259,313	259,313	3,930	3,930	7,926	7,926	6,502	6,502
Pre-petition Intercompany receivables from non-debtors	4,350	4,350	0	0	-	-	14	14
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	650	-	229	-	-	-	-
Other Assets	-	-	53	58	67	66	55	55
Total Assets	$495,057	$496,381	$41,358	$41,362	$43,893	$44,407	$14,825	$15,420

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$44	$60	$708	$793	$116	$123
Total Current Liabilities Not Subject to Compromise	-	-	44	60	708	793	116	123

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	418	-	806
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	43	43	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	43	43	44	60	708	1,211	116	929

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17	17	6,818	6,818	7,706	7,706	26,898	26,898
Pre-petition intercompany payables to other debtors	39	39	238	238	222	222	2,722	2,722
Other liabilities	-	-	19,950	19,958	19,950	19,958	-	-
Total Liabilities Subject to Compromise	56	56	27,006	27,014	27,878	27,885	29,620	29,620

Total Liabilities	99	99	27,050	27,074	28,586	29,096	29,736	30,549
Equity:
Total Equity	494,959	496,282	14,308	14,288	15,308	15,311	(14,912)	(15,129)
Total Liabilities and Equity	$495,057	$496,381	$41,358	$41,362	$43,893	$44,407	$14,825	$15,420

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Alpha Tanker Corporation		Amalia Product Corporation		Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(62)	(62)	2,562	2,626	1,417	2,040	(22)	-
Other receivables	131	131	6	27	14	369	-	(22)
Inventory	-	-	-	-	318	499	-	-
Prepaid expenses and other current assets	-	-	426	67	21	45	1,071	-
Total Current Assets	69	69	2,995	2,720	1,769	2,953	1,049	(22)
Vessels and other property, less accumulated depreciation	-	-	51,954	51,845	26,361	26,283	-	-
Deferred drydock expenditures, net	-	-	1,747	1,724	1,657	1,626	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	53,701	53,569	28,018	27,909	-	-
Investments in Affiliated Companies	-	-	601	601	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	157	157	6,826	6,826	16,108	16,108	102	102
Pre-petition Intercompany receivables from non-debtors	481	481	-	-	-	-	783	783
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	438	-	-	-	449
Other Assets	-	-	(1)	(1)	33	36	-	622
Total Assets	$707	$707	$64,121	$64,153	$45,929	$47,006	$1,934	$1,934

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$41	$55	$374	$862	$4	$4
Total Current Liabilities Not Subject to Compromise	-	-	41	55	374	862	4	4

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	253	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	41	55	374	1,114	4	4

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	6,322	6,322	17,078	17,078	-	-
Pre-petition intercompany payables to other debtors	147	147	3	3	335	335	840	840
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	147	147	6,325	6,325	17,413	17,413	840	840

Total Liabilities	147	147	6,366	6,380	17,787	18,528	844	844
Equity:
Total Equity	560	560	57,755	57,772	28,142	28,479	1,090	1,090
Total Liabilities and Equity	$707	$707	$64,121	$64,153	$45,929	$47,006	$1,934	$1,934

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Andromar Limited		Antigmar Limited		Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,480	1,321	270	1,095	455	455	2,193	1,507
Other receivables	20	10	(27)	(35)	3,779	3,779	15	15
Inventory	-	-	484	(0)	-	-	150	485
Prepaid expenses and other current assets	23	52	21	51	4,651	4,651	273	494
Total Current Assets	1,523	1,383	748	1,111	8,884	8,884	2,631	2,501
Vessels and other property, less accumulated depreciation	35,473	35,385	35,287	35,200	-	-	-	-
Deferred drydock expenditures, net	534	515	395	384	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	36,006	35,900	35,682	35,584	-	-	-	-
Investments in Affiliated Companies	600	600	600	600	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	14,837	14,837	15,228	15,228	199	199	19,515	19,515
Pre-petition Intercompany receivables from non-debtors	1	1	-	-	440	440	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	223
Other Assets	46	46	(24)	(7)	-	-	-	-
Total Assets	$53,013	$52,766	$52,233	$52,515	$9,523	$9,523	$22,146	$22,239

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$928	$75	$469	$244	$57	$57	$478	$480
Total Current Liabilities Not Subject to Compromise	928	75	469	244	57	57	478	480

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	607	-	479	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	928	681	469	723	57	57	478	480

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,388	16,388	17,540	17,540	1,979	1,979	23,009	23,009
Pre-petition intercompany payables to other debtors	226	226	241	241	18	18	-	-
Other liabilities	19,950	19,958	19,950	19,958	-	-	-	-
Total Liabilities Subject to Compromise	36,564	36,572	37,731	37,739	1,997	1,997	23,009	23,009

Total Liabilities	37,492	37,253	38,200	38,462	2,053	2,053	23,487	23,489
Equity:
Total Equity	15,521	15,513	14,033	14,054	7,470	7,470	(1,340)	(1,249)
Total Liabilities and Equity	$53,013	$52,766	$52,233	$52,515	$9,523	$9,523	$22,146	$22,239

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,578	1,367	330	330	1,936	2,334	1,699	1,438
Other receivables	6	0	26	26	2	(18)	(4)	105
Inventory	-	-	-	-	182	664	-	226
Prepaid expenses and other current assets	29	54	31	31	23	53	342	55
Total Current Assets	1,612	1,421	386	386	2,143	3,033	2,037	1,824
Vessels and other property, less accumulated depreciation	35,133	35,043	-	-	35,037	34,948	41,872	41,797
Deferred drydock expenditures, net	762	740	-	-	726	707	-	-
Total Vessels, Deferred Drydock and Other Property	35,895	35,783	-	-	35,762	35,655	41,872	41,797
Investments in Affiliated Companies	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	302	-	-	-	-	-	641
Other Assets	30	29	-	-	(114)	(33)	2	2
Total Assets	$42,697	$42,695	$2,130	$2,130	$50,976	$51,839	$43,926	$44,279

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$42	$30	$-	$-	$571	$700	$63	$428
Total Current Liabilities Not Subject to Compromise	42	30	-	-	571	700	63	428

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	664	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	42	30	-	-	571	1,364	63	428

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	19,950	19,958	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,159	28,167	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	28,202	28,197	1,193	1,193	10,616	11,409	42,851	43,217
Equity:
Total Equity	14,496	14,498	936	936	40,360	40,430	1,075	1,062
Total Liabilities and Equity	$42,697	$42,695	$2,130	$2,130	$50,976	$51,839	$43,926	$44,279

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	2,100	3,187	2,772	171	171	-	-
Other receivables	-	-	28	55	(53)	(53)	-	-
Inventory	433	219	-	-	-	-	-	-
Prepaid expenses and other current assets	605	492	96	154	221	221	-	-
Total Current Assets	1,941	2,811	3,311	2,980	339	339	-	-
Vessels and other property, less accumulated depreciation	-	-	38,944	38,845	-	-	59,564	59,615
Deferred drydock expenditures, net	-	-	1,486	1,555	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	40,400	-	-	59,564	59,615
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2	-	-	-	-
Other Assets	(9)	(9)	(37)	(37)	-	-	-	-
Total Assets	$24,241	$25,110	$56,032	$55,674	$1,611	$1,611	$81,926	$81,977

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$59	$260	$321	$249	$249	$249	$-	$-
Total Current Liabilities Not Subject to Compromise	59	260	321	249	249	249	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	30
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	667	-	-	-	-	-	24
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	927	321	249	249	249	-	54

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592
Pre-petition intercompany payables to non-debtors	365	365	6,453	6,453	-	-	24,229	24,229
Pre-petition intercompany payables to other debtors	25,381	25,381	7	7	1,208	1,208	5	5
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	25,746	6,460	6,460	1,208	1,208	81,826	81,826

Total Liabilities	25,805	26,673	6,782	6,710	1,457	1,457	81,826	81,880
Equity:
Total Equity	(1,564)	(1,563)	49,250	48,964	154	154	100	97
Total Liabilities and Equity	$24,241	$25,110	$56,032	$55,674	$1,611	$1,611	$81,926	$81,977

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	697	457	710	525	195	29	205	31
Other receivables	13	13	(3)	(3)	22	56	(9)	(17)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	44	621	-	7	47	70	33	58
Total Current Assets	753	1,091	707	529	264	156	230	72
Vessels and other property, less accumulated depreciation	141	141	-	-	36,005	35,913	37,294	37,198
Deferred drydock expenditures, net	65	63	-	-	358	343	306	293
Total Vessels, Deferred Drydock and Other Property	206	205	-	-	36,364	36,256	37,600	37,491
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,281	10,281	2,827	2,827	26,270	26,270	27,240	27,240
Pre-petition Intercompany receivables from non-debtors	-	-	25,270	25,270	4	4	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	122	-	177	-	242
Other Assets	105	105	(3)	(4)	-	-	(41)	(41)
Total Assets	$11,345	$11,681	$28,802	$28,745	$62,901	$62,862	$65,032	$65,007

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$609	$292	$279	$222	$461	$425	$489	$452
Total Current Liabilities Not Subject to Compromise	609	292	279	222	461	425	489	452

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	781	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	(854)	(845)	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(245)	228	279	222	461	425	489	452

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	15,430	15,430	370	370	3,342	3,342	2,979	2,979
Pre-petition intercompany payables to other debtors	341	341	47,640	47,640	17,008	17,008	17,774	17,774
Other liabilities	-	-	-	0	-	-	-	-
Total Liabilities Subject to Compromise	15,771	15,771	48,010	48,010	20,350	20,350	20,753	20,753

Total Liabilities	15,526	15,999	48,289	48,233	20,811	20,775	21,242	21,204
Equity:
Total Equity	(4,181)	(4,318)	(19,488)	(19,488)	42,091	42,087	43,790	43,803
Total Liabilities and Equity	$11,345	$11,681	$28,802	$28,745	$62,901	$62,862	$65,032	$65,007

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Caribbean Tanker Corporation		Carina Tanker Corporation		Carl Product Corporation		Concept Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	67	67	908	755	2,622	2,396	1,991	1,378
Other receivables	-	-	-	-	11	7	-	-
Inventory	-	-	752	624	-	-	-	-
Prepaid expenses and other current assets	-	-	3	2	33	67	241	340
Total Current Assets	67	67	1,662	1,381	2,667	2,470	2,232	1,717
Vessels and other property, less accumulated depreciation	-	-	-	-	51,896	51,786	-	-
Deferred drydock expenditures, net	-	-	-	-	1,873	1,849	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	53,768	53,635	-	-
Investments in Affiliated Companies	-	-	-	-	612	412	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	30,925	30,925	18,588	18,588	6,388	6,388	7,495	7,495
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	635	-	810	-	491
Other Assets	14	14	-	-	(58)	(58)	-	-
Total Assets	$31,024	$31,024	$20,251	$20,604	$63,377	$63,657	$10,027	$10,003

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$19	$368	$102	$440	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	19	368	102	440	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	493	525
Total Liabilities Not Subject to Compromise	-	-	19	368	102	440	493	525

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	24,230	24,230	6,327	6,327	11,522	11,522
Pre-petition intercompany payables to other debtors	-	-	-	-	2	2	1	1
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	24,230	24,230	6,330	6,330	11,523	11,523

Total Liabilities	-	-	24,249	24,598	6,431	6,770	12,015	12,048
Equity:
Total Equity	31,024	31,024	(3,998)	(3,994)	56,946	56,887	(1,989)	(2,045)
Total Liabilities and Equity	$31,024	$31,024	$20,251	$20,604	$63,377	$63,657	$10,027	$10,003

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	90	50	-	-	758	758	(40)	(40)
Other receivables	-	-	-	-	4	(378)	(15)	(4)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	42	80	(60)	-
Total Current Assets	90	50	-	-	805	461	(115)	(44)
Vessels and other property, less accumulated depreciation	-	-	-	-	56,274	56,164	-	-
Deferred drydock expenditures, net	-	-	-	-	43	42	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	56,317	56,205	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	431	431	-	-	3,875	3,875	1,477	1,477
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	119	119
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	40	-	-	-	419	-	-
Other Assets	-	-	-	-	136	135	-	-
Total Assets	$522	$522	$-	$-	$61,132	$61,095	$1,481	$1,552

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$-	$-	$660	$351	$-	$71
Total Current Liabilities Not Subject to Compromise	-	-	-	-	660	351	-	71

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	281	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	660	632	-	71

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	83	83	-	-	7,653	7,653	1,337	1,337
Pre-petition intercompany payables to other debtors	18	18	-	-	2	2	-	-
Other liabilities	10	10	-	-	36,973	37,026	-	-
Total Liabilities Subject to Compromise	111	111	-	-	44,628	44,681	1,337	1,337

Total Liabilities	111	111	-	-	45,288	45,312	1,337	1,408
Equity:
Total Equity	410	410	-	-	15,844	15,783	144	144
Total Liabilities and Equity	$522	$522	$-	$-	$61,132	$61,095	$1,481	$1,552

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,455	3,401	1,711	1,780	2,422	2,053	243	243
Other receivables	687	687	883	928	44	44	373	373
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	579	93	409	57	479	479	-	-
Total Current Assets	4,721	4,181	3,003	2,765	2,945	2,577	616	616
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	203	-	155	-	268	-	-
Other Assets	(1)	(1)	(5)	(5)	-	-	51	51
Total Assets	$37,873	$37,535	$17,655	$17,572	$30,772	$30,671	$2,608	$2,608

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$285	$185	$-	$18	$100	$0	$-	$-
Total Current Liabilities Not Subject to Compromise	285	185	-	18	100	0	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	285	185	-	18	100	0	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	28,585	28,485	18,441	18,459	23,773	23,673	1,881	1,881
Equity:
Total Equity	9,288	9,050	(786)	(887)	6,999	6,998	727	727
Total Liabilities and Equity	$37,873	$37,535	$17,655	$17,572	$30,772	$30,671	$2,608	$2,608

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	1,033	581	581	3,016	2,967	-	-
Other receivables	750	750	865	858	8	54	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	926	-	-
Total Current Assets	1,997	1,782	1,415	1,439	3,534	3,947	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	483	479	-	-
Deferred drydock expenditures, net	-	-	-	-	1,422	1,401	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	1,880	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	215	-	-	-	-	-	-
Other Assets	-	-	0	0	26	25	-	-
Total Assets	$15,262	$15,262	$11,965	$11,990	$14,624	$15,010	$-	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$7	$31	$162	$110	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	110	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	817	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	32	162	927	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	26,407	-	-

Total Liabilities	16,475	16,475	12,512	12,536	26,569	27,334	-	-
Equity:
Total Equity	(1,213)	(1,213)	(547)	(547)	(11,944)	(12,323)	-	-
Total Liabilities and Equity	$15,262	$15,262	$11,965	$11,990	$14,624	$15,010	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-
Voyage receivables	1,427	1,492	1,703	1,573	22	22	287	287
Other receivables	33	22	73	83	-	-	0	0
Inventory	-	-	-	-	-	-	(0)	(0)
Prepaid expenses and other current assets	46	71	42	78	335	615	0	0
Total Current Assets	1,506	1,586	1,819	1,734	357	637	288	288
Vessels and other property, less accumulated depreciation	23,283	23,225	56,928	56,818	-	-	-	-
Deferred drydock expenditures, net	1,671	1,652	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,954	24,878	56,928	56,818	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	7,170	7,170	2,383	2,383	5,755	5,755	7,053	7,053
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	29	-	305	-	-	-	-
Other Assets	85	85	290	289	-	-	-	-
Total Assets	$33,715	$33,747	$61,419	$61,529	$6,113	$6,393	$7,341	$7,341

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$119	$115	$423	$265	$2,054	$2,066	$995	$995
Total Current Liabilities Not Subject to Compromise	119	115	423	265	2,054	2,066	995	995

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	313	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	251	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	119	115	423	578	2,054	2,318	995	995

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32,826	32,826	7,606	7,606	8,117	8,117	5,815	5,815
Pre-petition intercompany payables to other debtors	7	7	34	34	-	-	-	-
Other liabilities	-	(0)	36,973	37,026	-	-	-	-
Total Liabilities Subject to Compromise	32,833	32,833	44,613	44,666	8,117	8,117	5,815	5,815

Total Liabilities	32,952	32,948	45,036	45,244	10,170	10,434	6,810	6,810
Equity:
Total Equity	763	799	16,383	16,285	(4,058)	(4,042)	531	531
Total Liabilities and Equity	$33,715	$33,747	$61,419	$61,529	$6,113	$6,393	$7,341	$7,341

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation		Front President Inc.		Goldmar Limited
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	2,635	2,305	(303)	(303)	2,991	2,871	2,099	2,130
Other receivables	7	(16)	0	0	179	167	0	(9)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	107	160	-	-	90	174	33	60
Total Current Assets	2,749	2,448	(302)	(302)	3,261	3,213	2,132	2,180
Vessels and other property, less accumulated depreciation	38,368	38,238	-	-	105,641	105,447	34,252	34,155
Deferred drydock expenditures, net	2,032	1,986	-	-	-	123	1,546	1,857
Total Vessels, Deferred Drydock and Other Property	40,401	40,223	-	-	105,641	105,570	35,798	36,012
Investments in Affiliated Companies	-	-	-	-	-	-	641	641
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,750	21,750	30,074	30,074	65,978	65,978	19,307	19,307
Pre-petition Intercompany receivables from non-debtors	117	117	-	-	0	0	8	8
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	38	-	-	-	268	-	409
Other Assets	421	471	-	-	380	379	67	39
Total Assets	$65,438	$65,049	$29,772	$29,772	$175,261	$175,409	$57,955	$58,596

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$525	$477	$0	$0	$239	$335	$39	$692
Total Current Liabilities Not Subject to Compromise	525	477	0	0	239	335	39	692

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	254	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	525	477	0	0	239	589	39	692

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,373	11,373	-	-	12,424	12,424	5,499	5,499
Pre-petition intercompany payables to other debtors	10	10	-	-	3	3	11,659	11,659
Other liabilities	-	-	-	-	69,042	69,140	-	-
Total Liabilities Subject to Compromise	11,383	11,383	-	-	81,469	81,567	17,158	17,158

Total Liabilities	11,908	11,860	0	0	81,708	82,156	17,198	17,851
Equity:
Total Equity	53,530	53,189	29,772	29,772	93,553	93,253	40,757	40,746
Total Liabilities and Equity	$65,438	$65,049	$29,772	$29,772	$175,261	$175,409	$57,955	$58,596

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.		Jademar Limited
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,818	1,865	1,564	1,362	5,877	6,127	2,067	2,109
Other receivables	25	11	-	-	75	75	21	11
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	470	857	242	438	917	1,652	29	71
Total Current Assets	2,312	2,733	1,806	1,800	6,869	7,853	2,116	2,191
Vessels and other property, less accumulated depreciation	77	73	-	-	-	-	35,721	35,601
Deferred drydock expenditures, net	16	15	-	-	-	-	1,321	1,362
Total Vessels, Deferred Drydock and Other Property	93	88	-	-	-	-	37,042	36,964
Investments in Affiliated Companies	-	-	300	300	-	-	420	420
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,460	1,460	(3,023)	(3,023)	15,356	15,356	33,198	33,198
Pre-petition Intercompany receivables from non-debtors	9,871	9,871	-	-	49	49	5,584	5,584
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	359
Other Assets	(185)	138	-	-	-	-	(34)	(34)
Total Assets	$13,551	$14,290	$(918)	$(923)	$22,274	$23,258	$78,326	$78,682

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$224	$503	$-	$0	$5	$3	$53	$411
Total Current Liabilities Not Subject to Compromise	224	503	-	0	5	3	53	411

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	571	-	13	-	1,034	-	-
Deferred Gain on Sale and Leaseback of Vessels	(1,626)	(1,612)	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1,402)	(539)	-	13	5	1,038	53	411

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	21,856	21,856	-	-	17,262	17,262	6,402	6,402
Pre-petition intercompany payables to other debtors	1	1	-	-	12,454	12,454	32,050	32,050
Other liabilities	-	-	-	-	0	-	-	-
Total Liabilities Subject to Compromise	21,857	21,857	-	-	29,716	29,716	38,453	38,453

Total Liabilities	20,455	21,319	-	13	29,721	30,754	38,506	38,863
Equity:
Total Equity	(6,905)	(7,028)	(918)	(937)	(7,448)	(7,496)	39,820	39,819
Total Liabilities and Equity	$13,551	$14,290	$(918)	$(923)	$22,274	$23,258	$78,326	$78,682

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	2,143	966	1,368	2,656
Other receivables	(19)	(19)	-	-	21	3	42	(1,756)
Inventory	-	-	-	-	524	290	216	367
Prepaid expenses and other current assets	0	2	-	-	240	466	263	56
Total Current Assets	(19)	(17)	-	-	2,928	1,725	1,889	1,323
Vessels and other property, less accumulated depreciation	-	-	-	-	982	974	35,080	35,015
Deferred drydock expenditures, net	-	-	-	-	164	155	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,146	1,128	35,080	35,015
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	651	-	925
Other Assets	(198)	(208)	-	-	(22)	(22)	(20)	(120)
Total Assets	$27,112	$27,105	$10,114	$10,114	$17,441	$16,870	$55,771	$55,965

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$56	$13	$-	$-	$719	$261	$99	$297
Total Current Liabilities Not Subject to Compromise	56	13	-	-	719	261	99	297

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	36	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	56	49	-	-	719	261	99	297

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	5,558	5,558	8,114	8,114	23,418	23,418	15,205	15,205

Total Liabilities	5,614	5,607	8,114	8,114	24,137	23,679	15,304	15,502
Equity:
Total Equity	21,498	21,498	2,000	2,000	(6,696)	(6,809)	40,468	40,463
Total Liabilities and Equity	$27,112	$27,105	$10,114	$10,114	$17,441	$16,870	$55,771	$55,965

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	2,458	2,668	585	812	590	410	923
Other receivables	-	-	23	882	27	389	-	540
Inventory	259	608	479	1,036	206	341	52	615
Prepaid expenses and other current assets	273	494	27	64	246	463	(9)	29
Total Current Assets	3,397	3,559	3,198	2,566	1,290	1,784	454	2,108
Vessels and other property, less accumulated depreciation	-	-	55,430	55,328	199	198	23,904	23,853
Deferred drydock expenditures, net	-	-	-	-	3,322	3,226	482	1,682
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	55,328	3,521	3,424	24,386	25,534
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	348	-	-	-	-
Other Assets	-	-	263	261	(26)	(50)	-	-
Total Assets	$22,868	$23,030	$65,882	$65,495	$13,253	$13,626	$48,847	$51,650

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$745	$973	$1,398	$1,282	$1,021	$1,047	$636	$993
Total Current Liabilities Not Subject to Compromise	745	973	1,398	1,282	1,021	1,047	636	993

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	90	-	-	-	530	-	2,490
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	972	936	-	-
Other Liabilities	-	-	-	-	60	77	-	-
Total Liabilities Not Subject to Compromise	745	1,063	1,398	1,282	2,053	2,590	636	3,483

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407
Other liabilities	-	-	41,668	41,694	-	-	-	-
Total Liabilities Subject to Compromise	23,812	23,812	66,967	66,992	26,423	26,423	35,612	35,612

Total Liabilities	24,557	24,875	68,364	68,275	28,476	29,013	36,248	39,095
Equity:
Total Equity	(1,689)	(1,845)	(2,482)	(2,780)	(15,223)	(15,387)	12,600	12,555
Total Liabilities and Equity	$22,868	$23,030	$65,882	$65,495	$13,253	$13,626	$48,847	$51,650

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Luxmar Tanker LLC		Majestic Tankers Corporation		Maple Tanker Corporation		Maremar Product Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$1	$1	$-	$-
Voyage receivables	0	-	2,926	2,455	(430)	(789)	-	-
Other receivables	12	13	21	58	86	117	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	5	86	141	62	160	-	6
Total Current Assets	12	18	3,032	2,653	(282)	(510)	-	6
Vessels and other property, less accumulated depreciation	-	-	40,698	40,553	141,583	141,334	-	-
Deferred drydock expenditures, net	0	-	2,099	2,042	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	0	-	42,797	42,595	141,583	141,334	-	-
Investments in Affiliated Companies	-	-	-	-	3,629	3,629	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	56,792	56,792	11,354	11,354	40	40	99	99
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	271	-	53	-	301	-	6
Other Assets	13	73	(2)	(2)	1,143	1,138	9	-
Total Assets	$56,818	$57,154	$57,181	$56,653	$146,113	$145,932	$108	$111

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$121	$457	$461	$424	$424	$402	$-	$-
Total Current Liabilities Not Subject to Compromise	121	457	461	424	424	402	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	331	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	121	457	461	424	424	733	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	568	568	10,471	10,471	14,674	14,674	7	7
Pre-petition intercompany payables to other debtors	31,784	31,784	16	16	44,979	44,979	1	1
Other liabilities	-	-	-	-	87,005	87,128	-	-
Total Liabilities Subject to Compromise	32,351	32,351	10,487	10,487	146,658	146,781	8	8

Total Liabilities	32,472	32,808	10,949	10,911	147,081	147,514	8	8
Equity:
Total Equity	24,346	24,346	46,232	45,742	(968)	(1,582)	100	103
Total Liabilities and Equity	$56,818	$57,154	$57,181	$56,653	$146,113	$145,932	$108	$111

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Maremar Tanker LLC		Marilyn Vessel Corporation		Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	3,112	589	-	-	-	-	-	-
Other receivables	427	259	-	-	-	-	-	-
Inventory	198	639	-	-	-	-	-	-
Prepaid expenses and other current assets	36	34	-	-	-	-	-	-
Total Current Assets	3,772	1,522	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	24,600	24,506	-	-	-	-	-	-
Deferred drydock expenditures, net	310	278	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	24,910	24,784	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	(385)	(385)	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	40,336	40,336	953	953	-	-	53,629	53,629
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,630	-	-	-	-	-	-
Other Assets	(216)	26	-	-	-	-	-	-
Total Assets	$68,802	$69,298	$953	$953	$(385)	$(385)	$53,629	$53,629

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$726	$1,446	$-	$-	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	726	1,446	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	726	1,446	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	435	435	-	-	-	-	7	7
Pre-petition intercompany payables to other debtors	30,577	30,577	-	-	146	146	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	31,011	31,011	-	-	146	146	7	7

Total Liabilities	31,738	32,457	-	-	146	146	7	7
Equity:
Total Equity	37,064	36,841	953	953	(531)	(531)	53,622	53,622
Total Liabilities and Equity	$68,802	$69,298	$953	$953	$(385)	$(385)	$53,629	$53,629

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,078	1,862	-	-	881	1,141	1,553	1,367
Other receivables	(12)	500	-	-	-	390	(5)	17
Inventory	733	633	-	-	55	977	333	550
Prepaid expenses and other current assets	25	58	-	-	24	69	256	458
Total Current Assets	1,824	3,054	-	-	959	2,576	2,137	2,391
Vessels and other property, less accumulated depreciation	42,284	42,208	34,414	34,432	47,429	47,337	47	47
Deferred drydock expenditures, net	-	-	-	-	-	-	1,379	1,317
Total Vessels, Deferred Drydock and Other Property	42,284	42,208	34,414	34,432	47,429	47,337	1,426	1,364
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	0	0	5	5	47,635	47,635	12,466	12,466
Pre-petition Intercompany receivables from non-debtors	-	-	135	135	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	56	-	-
Other Assets	-	-	-	-	-	-	(41)	(41)
Total Assets	$44,109	$45,262	$34,554	$34,572	$96,023	$97,603	$15,991	$16,183

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$114	$752	$-	$-	$277	$1,716	$591	$295
Total Current Liabilities Not Subject to Compromise	114	752	-	-	277	1,716	591	295

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	18	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	273	-	-	-	-	-	632
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	1,339	1,306
Other Liabilities	-	-	-	-	-	-	197	214
Total Liabilities Not Subject to Compromise	114	1,025	-	18	277	1,716	2,127	2,447

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	33,894	33,894	-	-	-	-
Pre-petition intercompany payables to non-debtors	22,672	22,672	345	345	47,682	47,682	24,337	24,337
Pre-petition intercompany payables to other debtors	19,387	19,387	214	214	26,607	26,607	9	9
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	42,059	42,059	34,454	34,454	74,289	74,289	24,346	24,346

Total Liabilities	42,173	43,084	34,454	34,472	74,566	76,005	26,473	26,793
Equity:
Total Equity	1,936	2,179	100	100	21,457	21,598	(10,482)	(10,610)
Total Liabilities and Equity	$44,109	$45,262	$34,554	$34,572	$96,023	$97,603	$15,991	$16,183

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Oak Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	(234)	(503)	-	-	2,100	2,567	(20)	(20)
Other receivables	115	127	-	-	114	106	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	61	161	-	-	96	195	9	44
Total Current Assets	(57)	(214)	-	-	2,310	2,869	(11)	24
Vessels and other property, less accumulated depreciation	138,736	138,488	-	-	79,751	79,572	9,219	9,147
Deferred drydock expenditures, net	-	-	-	-	168	142	796	757
Total Vessels, Deferred Drydock and Other Property	138,736	138,488	-	-	79,920	79,713	10,015	9,904
Investments in Affiliated Companies	3,788	3,788	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	388	-	-	-	-	-	707
Other Assets	1,197	1,192	-	-	-	-	-	-
Total Assets	$144,086	$144,064	$-	$-	$167,097	$167,449	$37,244	$37,875

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$325	$319	$-	$-	$102	$151	$440	$780
Total Current Liabilities Not Subject to Compromise	325	319	-	-	102	151	440	780

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	294	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	303	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	325	613	-	-	102	455	440	780

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	84,746	84,866	-	-	-	-	-	-
Total Liabilities Subject to Compromise	147,846	147,966	15	15	10,670	10,670	14,950	14,950

Total Liabilities	148,171	148,579	15	15	10,772	11,125	15,391	15,730
Equity:
Total Equity	(4,085)	(4,515)	(15)	(15)	156,325	156,325	21,853	22,145
Total Liabilities and Equity	$144,086	$144,064	$-	$(0)	$167,097	$167,449	$37,244	$37,875

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	(9)	34	63	-	-	1,551	829
Other receivables	265	265	298	298	-	-	284	300
Inventory	-	-	-	-	-	-	315	223
Prepaid expenses and other current assets	5	46	5	42	-	-	5	48
Total Current Assets	261	302	337	403	-	-	2,155	1,400
Vessels and other property, less accumulated depreciation	22,021	21,942	18,892	18,819	-	-	29,890	29,799
Deferred drydock expenditures, net	1,099	1,075	1,762	1,702	-	-	746	719
Total Vessels, Deferred Drydock and Other Property	23,121	23,018	20,653	20,521	-	-	30,636	30,517
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	638	-	-	-	381
Other Assets	19	19	-	-	-	-	17	17
Total Assets	$47,801	$47,738	$35,826	$36,398	$124	$124	$62,739	$62,247

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$464	$33	$398	$745	$-	$-	$1,084	$114
Total Current Liabilities Not Subject to Compromise	464	33	398	745	-	-	1,084	114

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	56	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	90	398	745	-	-	1,084	114

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783

Total Liabilities	11,624	11,250	9,349	9,697	124	124	9,867	8,897
Equity:
Total Equity	36,177	36,489	26,477	26,701	(0)	(0)	52,872	53,350
Total Liabilities and Equity	$47,801	$47,738	$35,826	$36,398	$124	$124	$62,739	$62,247

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG 243 LLC		OSG 244 LLC		OSG 252 LLC		OSG 254 LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,820	593	68	52	1,600	1,898	-	48
Other receivables	60	60	276	276	328	303	247	263
Inventory	166	105	-	-	278	122	-	-
Prepaid expenses and other current assets	15	47	5	41	5	45	5	45
Total Current Assets	2,061	805	350	369	2,211	2,368	252	356
Vessels and other property, less accumulated depreciation	31,327	31,238	16,006	15,912	18,995	18,907	21,186	21,075
Deferred drydock expenditures, net	703	962	1,102	1,069	1,152	1,107	1,870	1,996
Total Vessels, Deferred Drydock and Other Property	32,030	32,199	17,108	16,981	20,147	20,015	23,056	23,071
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,761	2,761	27,376	27,376	18,417	18,417	22,276	22,276
Pre-petition Intercompany receivables from non-debtors	25,647	25,647	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,389	-	-	-	126	-	-
Other Assets	(94)	-	-	-	(7)	(7)	-	-
Total Assets	$62,405	$62,802	$44,834	$44,726	$40,769	$40,919	$45,584	$45,703

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$20	$100	$474	$9	$386	$73	$1	$92
Total Current Liabilities Not Subject to Compromise	20	100	474	9	386	73	1	92

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	27	-	-	-	219
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	20	100	474	37	386	73	1	311

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	70	70	51	51	53	53	55	55
Pre-petition intercompany payables to other debtors	10,001	10,001	11,421	11,421	1,872	1,872	5,994	5,994
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,070	10,070	11,472	11,472	1,925	1,925	6,048	6,048

Total Liabilities	10,090	10,170	11,946	11,509	2,312	1,998	6,050	6,359
Equity:
Total Equity	52,314	52,631	32,888	33,218	38,457	38,922	39,535	39,344
Total Liabilities and Equity	$62,405	$62,802	$44,834	$44,726	$40,769	$40,919	$45,584	$45,703

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG 300 LLC		OSG 400 LLC		OSG America L.P.		OSG America LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	0	0
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	84	84	4,141	4,141	-	-	458	458
Pre-petition Intercompany receivables from non-debtors	-	-	18,323	18,323	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	532	532	-	-	-	-
Total Assets	$84	$84	$22,996	$22,996	$-	$-	$459	$459

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$(1)	$6	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	(1)	6	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	(1)	6	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	50	50	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	6,183	6,183	79	79	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	6,233	6,233	79	79	-	-

Total Liabilities	-	-	6,232	6,240	79	79	-	-
Equity:
Total Equity	84	84	16,764	16,756	(79)	(79)	459	459
Total Liabilities and Equity	$84	$84	$22,996	$22,996	$-	$-	$459	$459

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$23,350	$14,289	$-	$-	$-	$-	$-	$-
Voyage receivables	(1,501)	-	-	-	-	-	-	-
Other receivables	-	(3)	-	-	-	-	26	26
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(1)	-	-	-	-	-	4	26
Total Current Assets	21,847	14,287	-	-	-	-	29	52
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	7,024	7,004
Deferred drydock expenditures, net	-	-	-	-	-	-	602	580
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	7,626	7,585
Investments in Affiliated Companies	995	995	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	64,617	64,400	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	234,396	234,396	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	834,282	834,282	6,682	6,682	100	100	2,435	2,435
Pre-petition Intercompany receivables from non-debtors	1	1	205	205	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	1,392	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	21,736	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-
Total Assets	$1,156,138	$1,171,488	$6,887	$6,887	$100	$100	$10,091	$10,072

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$16	$16	$-	$-	$-	$-	$125	$133
Total Current Liabilities Not Subject to Compromise	16	16	-	-	-	-	125	133

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	14,214	-	-	-	-	-	132
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	16	14,230	-	-	-	-	125	265

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	134,949	134,949	0	0	-	-	33	33
Pre-petition intercompany payables to other debtors	686,818	686,818	6,899	6,899	-	-	9,323	9,323
Other liabilities	302	302	-	-	-	-	-	-
Total Liabilities Subject to Compromise	822,069	822,069	6,899	6,899	-	-	9,355	9,355

Total Liabilities	822,085	836,298	6,899	6,899	-	-	9,480	9,620
Equity:
Total Equity	334,053	335,190	(13)	(13)	100	100	611	452
Total Liabilities and Equity	$1,156,138	$1,171,488	$6,887	$6,887	$100	$100	$10,091	$10,072

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	5,421	2,906	-	-
Other receivables	-	-	10	10	63	198	-	-
Inventory	-	-	-	-	710	776	-	-
Prepaid expenses and other current assets	-	-	4	41	47	349	-	-
Total Current Assets	-	-	14	51	6,241	4,229	-	-
Vessels and other property, less accumulated depreciation	-	-	30,264	30,222	382,438	381,831	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	30,264	30,222	382,438	381,831	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	4,551	-	-
Other Assets	0	(0)	(2)	(2)	0	8	-	-
Total Assets	$1,070	$1,070	$32,339	$32,333	$508,278	$510,219	$1,272	$1,272

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$2	$2	$140	$135	$598	$1,365	$21	$-
Total Current Liabilities Not Subject to Compromise	2	2	140	135	598	1,365	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	168	-	537	-	49
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2	2	140	303	598	1,902	21	49

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	4,579	4,579	17,353	17,516	89,772	91,076	529	557
Equity:
Total Equity	(3,508)	(3,508)	14,986	14,817	418,506	419,143	743	715
Total Liabilities and Equity	$1,070	$1,070	$32,339	$32,333	$508,278	$510,219	$1,272	$1,272

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$16
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	4	41	4	24	-	-
Total Current Assets	-	-	27	64	14	34	16	16
Vessels and other property, less accumulated depreciation	-	-	32,214	32,168	4,238	4,224	-	-
Deferred drydock expenditures, net	-	-	-	-	1,494	1,446	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	32,168	5,732	5,670	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	(30)	(30)	9	9	731	731
Total Assets	$-	$-	$32,280	$32,271	$8,895	$8,854	$10,999	$10,999

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$145	$136	$189	$194	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	145	136	189	194	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	152	-	147	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	145	288	189	341	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457

Total Liabilities	421	421	15,828	15,972	8,638	8,790	9,457	9,457
Equity:
Total Equity	(421)	(421)	16,452	16,299	257	63	1,541	1,541
Total Liabilities and Equity	$-	$-	$32,280	$32,271	$8,895	$8,854	$10,999	$10,999

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Freedom LLC		OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	16	16	14	14	13	35
Inventory	0	0	-	-	-	-	-	-
Prepaid expenses and other current assets	5	20	4	24	4	26	4	24
Total Current Assets	5	21	20	41	18	40	17	59
Vessels and other property, less accumulated depreciation	1,478	1,375	3,802	3,787	6,615	6,596	2,897	2,879
Deferred drydock expenditures, net	-	-	848	829	311	303	1,219	1,101
Total Vessels, Deferred Drydock and Other Property	1,478	1,375	4,649	4,616	6,926	6,900	4,116	3,980
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	829	829	2,458	2,458	246	246	2	2
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	0	0	(3)	(3)	0	0	(8)	(4)
Total Assets	$2,312	$2,225	$7,124	$7,112	$7,191	$7,186	$4,126	$4,036

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$(7)	$(7)	$143	$134	$270	$265	$134	$157
Total Current Liabilities Not Subject to Compromise	(7)	(7)	143	134	270	265	134	157

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	18	-	158	-	155	-	187
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(7)	11	143	292	270	420	134	344

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	31	31	33	33	30	30
Pre-petition intercompany payables to other debtors	3,753	3,753	8,722	8,722	6,907	6,907	7,284	7,284
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	3,781	3,781	8,753	8,753	6,940	6,940	7,314	7,314

Total Liabilities	3,775	3,792	8,896	9,045	7,210	7,360	7,447	7,658
Equity:
Total Equity	(1,462)	(1,567)	(1,772)	(1,933)	(19)	(174)	(3,321)	(3,622)
Total Liabilities and Equity	$2,312	$2,225	$7,124	$7,112	$7,191	$7,186	$4,126	$4,036

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Liberty LLC		OSG Lightering LLC		OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$3,502	$5,097	$-	$-	$-	$-
Voyage receivables	-	-	10,331	18,206	-	-	-	-
Other receivables	-	-	10,758	7,180	-	-	-	-
Inventory	-	-	3,464	4,516	-	-	-	-
Prepaid expenses and other current assets	-	-	1,893	1,346	-	-	-	-
Total Current Assets	-	-	29,948	36,344	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	47,653	47,376	-	-	-	-
Deferred drydock expenditures, net	-	-	2,465	3,457	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	50,118	50,832	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	7,190	7,167	-	-	-	-
Goodwill	-	-	8,101	8,101	-	-	1,567	1,567
Investments in subsidiaries	-	-	-	-	2,000	2,000	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	9,493	9,493	128,768	128,768	-	-	2,650	2,650
Pre-petition Intercompany receivables from non-debtors	1	1	137,738	137,738	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3	-	-	-	-
Other Assets	(9)	(9)	107	107	-	-	-	-
Total Assets	$9,485	$9,485	$361,970	$369,059	$2,000	$2,000	$4,216	$4,216

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$(1)	$(1)	$4,100	$10,602	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	(1)	(1)	4,100	10,602	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	1,103	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	(53)	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	(1)	(1)	4,100	11,652	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	32	32	170,514	170,514	-	-	-	-
Pre-petition intercompany payables to other debtors	10,766	10,766	176,883	176,883	1,999	1,999	2,650	2,650
Other liabilities	-	-	(11)	175	-	-	-	-
Total Liabilities Subject to Compromise	10,799	10,799	347,385	347,571	1,999	1,999	2,650	2,650

Total Liabilities	10,798	10,798	351,485	359,223	1,999	1,999	2,650	2,650
Equity:
Total Equity	(1,313)	(1,313)	10,485	9,836	1	1	1,567	1,567
Total Liabilities and Equity	$9,485	$9,485	$361,970	$369,059	$2,000	$2,000	$4,216	$4,216

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC		OSG New York, Inc.
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,178	4,541
Other receivables	-	-	-	-	18	18	-	372
Inventory	-	-	-	-	-	-	352	445
Prepaid expenses and other current assets	-	-	-	-	4	24	781	1,299
Total Current Assets	-	-	-	-	21	41	6,311	6,657
Vessels and other property, less accumulated depreciation	-	-	-	-	2,853	2,836	-	-
Deferred drydock expenditures, net	-	-	-	-	587	564	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	3,440	3,400	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	606	600	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	385	385	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	-	-	19	19	21,479	21,479
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	364
Other Assets	-	-	-	-	(4)	(4)	-	-
Total Assets	$-	$-	$990	$985	$3,476	$3,456	$28,090	$28,800

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$-	$-	$167	$156	$506	$1,198
Total Current Liabilities Not Subject to Compromise	-	-	-	-	167	156	506	1,198

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	151	-	177
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	167	307	506	1,375

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	198	198	30	30	26,292	26,292
Pre-petition intercompany payables to other debtors	311	311	120,143	120,143	6,801	6,801	10,719	10,719
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	422	422	120,341	120,341	6,831	6,831	37,011	37,011

Total Liabilities	422	422	120,341	120,341	6,999	7,138	37,517	38,385
Equity:
Total Equity	(422)	(422)	(119,351)	(119,356)	(3,523)	(3,682)	(9,427)	(9,586)
Total Liabilities and Equity	$-	$-	$990	$985	$3,476	$3,456	$28,090	$28,800

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-
Total Current Assets	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	100	100	-	-	-	-	1	1
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-
Total Assets	$100	$100	$-	$-	$-	$-	$1	$1

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$-	$-	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	-	-	8	8	8	8	1	1
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8	8	8	8	1	1

Total Liabilities	-	-	8	8	8	8	1	1
Equity:
Total Equity	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$100	$100	$-	$-	$-	$-	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$663
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	583
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,830
Total Current Assets	-	-	-	-	-	-	6,036	4,076
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	12,496
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	12,496
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,053	193,053
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	968	968
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	162
Other Assets	-	-	-	-	-	-	117	100
Total Assets	$-	$-	$64	$64	$1,000	$1,000	$212,936	$210,994

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$4	$-	$-	$(0)	$9,813	$8,901
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	(0)	9,813	8,901

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	8	-	-	-	927
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	3,157	3,154
Total Liabilities Not Subject to Compromise	-	-	4	8	-	(0)	12,970	12,982

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	50	50	27	27	279	279
Pre-petition intercompany payables to other debtors	16	16	151	151	343	343	369,068	369,068
Other liabilities	-	-	-	-	-	-	21,359	21,067
Total Liabilities Subject to Compromise	16	16	201	201	370	370	390,705	390,413

Total Liabilities	16	16	205	209	370	369	403,675	403,395
Equity:
Total Equity	(16)	(16)	(140)	(145)	631	631	(190,740)	(192,401)
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,000	$212,936	$210,994

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	OSG Valour LLC		Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	13	3	-	-
Other receivables	-	-	-	-	28	18	21	44
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	450	876	448	871
Total Current Assets	-	-	-	-	492	898	468	915
Vessels and other property, less accumulated depreciation	-	-	-	-	274	270	171	166
Deferred drydock expenditures, net	-	-	-	-	4	4	606	591
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	279	274	776	757
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,163	1,163	2	2	42,388	42,388	40,291	40,291
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	30	30	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	641	-	483
Other Assets	-	-	-	-	2,141	2,127	1,159	1,148
Total Assets	$1,163	$1,163	$2	$2	$45,329	$46,357	$42,695	$43,594

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$-	$-	$1,193	$2,017	$1,192	$1,926
Total Current Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,017	1,192	1,926

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	1,193	2,017	1,192	1,926

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	106	106	91	91
Pre-petition intercompany payables to other debtors	1,075	1,075	2	2	35,688	35,688	36,030	36,030
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,075	1,075	2	2	35,794	35,794	36,122	36,122

Total Liabilities	1,075	1,075	2	2	36,986	37,810	37,313	38,047
Equity:
Total Equity	88	88	0	0	8,343	8,547	5,382	5,547
Total Liabilities and Equity	$1,163	$1,163	$2	$2	$45,329	$46,357	$42,695	$43,594

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Overseas Diligence LLC		Overseas Galena Bay LLC		Overseas Houston LLC		Overseas Integrity LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	137	137	276	276	289	282	8	8
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	357	719	-	-
Total Current Assets	137	137	276	276	646	1,000	8	8
Vessels and other property, less accumulated depreciation	-	-	-	-	143	139	-	-
Deferred drydock expenditures, net	-	-	-	-	2,793	2,764	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	2,936	2,903	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	311	311	4,465	4,465	35,162	35,162	1,150	1,150
Pre-petition Intercompany receivables from non-debtors	2	2	4	4	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	49
Other Assets	-	-	-	-	601	599	-	-
Total Assets	$451	$451	$4,744	$4,744	$39,345	$39,664	$1,157	$1,206

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$(0)	$2	$-	$-	$990	$212	$-	$-
Total Current Liabilities Not Subject to Compromise	(0)	2	-	-	990	212	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	981	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	5,875	5,927	-	-
Total Liabilities Not Subject to Compromise	(0)	2	-	-	6,865	7,119	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	49	49	-	-	96	96	-	-
Pre-petition intercompany payables to other debtors	300	300	565	565	33,329	33,329	932	932
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	348	348	565	565	33,425	33,425	932	932

Total Liabilities	348	351	565	565	40,289	40,544	932	932
Equity:
Total Equity	103	100	4,179	4,179	(944)	(879)	225	274
Total Liabilities and Equity	$451	$451	$4,744	$4,744	$39,345	$39,664	$1,157	$1,206

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	307	296	358	249	34	37	211	211
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	721	360	718	447	874	-	-
Total Current Assets	664	1,017	719	968	482	910	211	211
Vessels and other property, less accumulated depreciation	164	159	167	163	345	338	-	-
Deferred drydock expenditures, net	2,195	2,173	2,489	2,465	-	10	-	-
Total Vessels, Deferred Drydock and Other Property	2,359	2,332	2,656	2,628	345	348	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,775	35,775	34,432	34,432	14,892	14,892	3,717	3,717
Pre-petition Intercompany receivables from non-debtors	3	3	3	3	3	3	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	385	-	-
Other Assets	588	580	921	915	2,138	2,123	-	-
Total Assets	$39,388	$39,706	$38,730	$38,945	$17,860	$18,662	$3,928	$3,928

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$1,268	$506	$1,881	$949	$1,207	$1,889	$11	$11
Total Current Liabilities Not Subject to Compromise	1,268	506	1,881	949	1,207	1,889	11	11

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,001	-	1,046	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	5,458	5,510	5,016	5,068	-	-	-	-
Total Liabilities Not Subject to Compromise	6,726	7,016	6,897	7,063	1,207	1,889	11	11

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	98	98	97	97	28	28
Pre-petition intercompany payables to other debtors	31,967	31,967	33,285	33,285	8,451	8,451	459	459
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	32,062	32,062	33,383	33,383	8,549	8,549	488	488

Total Liabilities	38,788	39,078	40,280	40,446	9,755	10,437	498	498
Equity:
Total Equity	600	628	(1,551)	(1,501)	8,104	8,225	3,430	3,430
Total Liabilities and Equity	$39,388	$39,706	$38,730	$38,945	$17,860	$18,662	$3,928	$3,928

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-
Other receivables	119	102	30	19	-	-	211	211
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	721	448	871	-	-	-	-
Total Current Assets	476	823	477	890	-	-	211	211
Vessels and other property, less accumulated depreciation	51	50	244	236	-	-	-	-
Deferred drydock expenditures, net	209	201	891	871	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	260	251	1,134	1,107	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	519	-	-	-	-
Other Assets	1,189	1,180	1,246	1,236	-	-	66	66
Total Assets	$43,418	$43,747	$42,113	$43,008	$383	$383	$875	$875

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$1,043	$263	$1,239	$1,998	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	1,043	263	1,239	1,998	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	995	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	4,570	4,622	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,613	5,880	1,239	1,998	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	42,430	42,697	36,507	37,266	378	378	940	940
Equity:
Total Equity	987	1,049	5,606	5,742	4	4	(65)	(65)
Total Liabilities and Equity	$43,418	$43,747	$42,113	$43,008	$383	$383	$875	$875

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	198
Other receivables	222	222	-	-	-	-	188	209
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	7	36	254
Total Current Assets	222	222	-	-	7	7	436	660
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	243,772
Deferred drydock expenditures, net	-	-	-	-	-	-	235	301
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	244,073
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	432,794	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,224	96,224
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	0	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	88	109
Total Assets	$10,885	$10,886	$9	$9	$1,117,796	$1,117,796	$341,248	$341,071

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$18	$19	$-	$-	$5	$5	$3,003	$913
Total Current Liabilities Not Subject to Compromise	18	19	-	-	5	5	3,003	913

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	852
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	19	-	-	5	5	3,003	1,766

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,976	110	110
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570

Total Liabilities	6,269	6,269	7	7	6,025	6,025	161,573	160,335
Equity:
Total Equity	4,616	4,617	2	2	1,111,770	1,111,770	179,676	180,736
Total Liabilities and Equity	$10,885	$10,886	$9	$9	$1,117,796	$1,117,796	$341,248	$341,071

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Overseas Tampa LLC		Overseas Texas City LLC		Pearlmar Limited		Petromar Limited
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	10	16	-	-	2,457	2,103	1,407	1,591
Other receivables	51	41	(30)	51	21	10	10	341
Inventory	-	-	-	-	-	-	421	656
Prepaid expenses and other current assets	443	879	358	721	29	57	27	48
Total Current Assets	504	937	328	772	2,507	2,170	1,865	2,635
Vessels and other property, less accumulated depreciation	219	217	9	9	35,337	35,234	24,544	24,469
Deferred drydock expenditures, net	-	-	309	299	1,450	1,433	1,497	1,478
Total Vessels, Deferred Drydock and Other Property	219	217	318	308	36,787	36,667	26,041	25,946
Investments in Affiliated Companies	-	-	-	-	440	440	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,190	4,190	41,721	41,721	32,776	32,776	13,809	13,809
Pre-petition Intercompany receivables from non-debtors	5	5	-	-	5,550	5,550	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	670	-	-	-	468	-	-
Other Assets	3,469	3,456	1,584	1,570	-	-	(40)	(33)
Total Assets	$8,387	$9,475	$43,952	$44,371	$78,059	$78,071	$41,675	$42,357

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$1,186	$2,034	$1,050	$328	$373	$370	$67	$648
Total Current Liabilities Not Subject to Compromise	1,186	2,034	1,050	328	373	370	67	648

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	983	-	-	-	157
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	4,079	4,131	-	-	-	-
Total Liabilities Not Subject to Compromise	1,186	2,034	5,129	5,442	373	370	67	806

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	98	98	6,226	6,226	14,353	14,353
Pre-petition intercompany payables to other debtors	6,866	6,866	29,053	29,053	31,100	31,100	166	166
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,866	6,866	29,152	29,152	37,326	37,326	14,519	14,519

Total Liabilities	8,052	8,900	34,280	34,593	37,700	37,696	14,586	15,324
Equity:
Total Equity	334	575	9,671	9,778	40,360	40,375	27,089	27,033
Total Liabilities and Equity	$8,387	$9,475	$43,952	$44,371	$78,059	$78,071	$41,675	$42,357

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Pisces Tanker Corporation		Polaris Tanker Corporation		Queens Product Tanker Corporation		Reymar Limited
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,982	1,688	1,168	1,653	418	442	2,373	2,044
Other receivables	-	(50)	(5)	8	11	89	(7)	(14)
Inventory	248	282	359	405	658	-	-	-
Prepaid expenses and other current assets	282	511	282	511	34	52	29	55
Total Current Assets	2,512	2,431	1,804	2,577	1,122	583	2,395	2,085
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	37,449	37,355
Deferred drydock expenditures, net	-	-	-	-	-	-	331	322
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	37,780	37,677
Investments in Affiliated Companies	-	-	-	-	-	-	414	414
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	20,752	20,752	21,287	21,287	4,141	4,141	26,868	26,868
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	47,372	47,372	11,856	11,856
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	429	-	-	-	281	-	422
Other Assets	(1)	(1)	(3)	(3)	3	3	(33)	(33)
Total Assets	$23,264	$23,611	$23,088	$23,860	$52,639	$52,381	$79,279	$79,288

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$84	$423	$438	$382	$431	$174	$59	$71
Total Current Liabilities Not Subject to Compromise	84	423	438	382	431	174	59	71

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	985	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	84	423	438	1,367	431	174	59	71

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,007	24,007	24,709	24,709	23,799	23,799	2,567	2,567
Pre-petition intercompany payables to other debtors	162	162	741	741	47,711	47,711	30,609	30,609
Other liabilities	-	-	-	-	-	0	-	-
Total Liabilities Subject to Compromise	24,168	24,168	25,450	25,450	71,510	71,510	33,177	33,177

Total Liabilities	24,252	24,591	25,888	26,817	71,941	71,684	33,236	33,248
Equity:
Total Equity	(989)	(981)	(2,800)	(2,957)	(19,302)	(19,302)	46,044	46,040
Total Liabilities and Equity	$23,264	$23,611	$23,088	$23,860	$52,639	$52,381	$79,279	$79,288

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation		Rosemar Limited
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,779	2,604	598	728	3,110	2,617	24	28
Other receivables	9	85	53	186	21	16	11	(8)
Inventory	-	-	192	-	-	-	-	-
Prepaid expenses and other current assets	243	195	303	550	75	147	34	67
Total Current Assets	3,031	2,883	1,147	1,464	3,206	2,781	69	87
Vessels and other property, less accumulated depreciation	-	-	269	265	51,807	51,695	35,909	35,806
Deferred drydock expenditures, net	-	-	387	1,403	73	50	1,270	1,646
Total Vessels, Deferred Drydock and Other Property	-	-	656	1,668	51,879	51,746	37,179	37,452
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	15,814	15,814	52,488	52,488	10,179	10,179	25,954	25,954
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	134	-	184
Other Assets	-	-	(96)	(40)	(23)	(23)	(38)	-
Total Assets	$18,845	$18,697	$54,195	$55,580	$65,241	$64,816	$63,163	$63,677

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$367	$108	$350	$447	$301	$339	$247	$780
Total Current Liabilities Not Subject to Compromise	367	108	350	447	301	339	247	780

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	76	-	1,694	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	4,284	4,207	-	-	-	-
Other Liabilities	511	545	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	878	729	4,633	6,348	301	339	247	780

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	19,532	19,532	27,292	27,292	6,406	6,406	6,632	6,632
Pre-petition intercompany payables to other debtors	11	11	30,274	30,274	1	1	18,287	18,287
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	19,542	19,542	57,566	57,566	6,407	6,407	24,919	24,919

Total Liabilities	20,420	20,271	62,199	63,914	6,707	6,746	25,166	25,699
Equity:
Total Equity	(1,576)	(1,574)	(8,004)	(8,334)	58,534	58,071	37,996	37,978
Total Liabilities and Equity	$18,845	$18,697	$54,195	$55,580	$65,241	$64,816	$63,163	$63,677

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	66	262	2,925	2,408	226	56	364	928
Other receivables	445	445	61	70	33	25	-	26
Inventory	-	-	-	-	-	-	486	225
Prepaid expenses and other current assets	2	1	94	148	30	66	119	5
Total Current Assets	513	708	3,080	2,626	289	147	969	1,184
Vessels and other property, less accumulated depreciation	34,354	34,256	47,915	47,804	55,715	55,614	47,696	47,700
Deferred drydock expenditures, net	1,392	1,430	1,970	1,944	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	35,746	35,687	49,885	49,748	55,715	55,614	47,696	47,700
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	121	-	128	-	255	-	269
Other Assets	-	-	(33)	(33)	230	229	-	-
Total Assets	$76,226	$76,483	$62,770	$62,307	$57,583	$57,593	$96,365	$96,854

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$652	$869	$260	$266	$438	$439	$30	$179
Total Current Liabilities Not Subject to Compromise	652	869	260	266	438	439	30	179

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	652	869	260	266	438	439	30	179

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	41,668	41,709	-	-
Total Liabilities Subject to Compromise	30,303	30,303	8,952	8,952	57,190	57,231	74,364	74,364

Total Liabilities	30,955	31,172	9,212	9,218	57,627	57,670	74,394	74,543
Equity:
Total Equity	45,271	45,311	53,559	53,089	(44)	(76)	21,971	22,311
Total Liabilities and Equity	$76,226	$76,483	$62,770	$62,307	$57,583	$57,593	$96,365	$96,854

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$10	$-	$-
Voyage receivables	1,537	1,361	1,417	1,495	1,727	1,847	1,549	1,358
Other receivables	(4)	8	16	(1)	10	(10)	3	(7)
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	469	47	73	23	241	240	466
Total Current Assets	1,773	1,838	1,480	1,566	1,770	2,088	1,792	1,816
Vessels and other property, less accumulated depreciation	935	926	22,496	22,438	42,556	42,406	1,040	1,031
Deferred drydock expenditures, net	4	32	1,887	1,865	1,389	1,366	(0)	17
Total Vessels, Deferred Drydock and Other Property	938	958	24,384	24,303	43,945	43,772	1,040	1,048
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-
Other Assets	10	5	66	68	156	30	15	10
Total Assets	$8,663	$8,742	$35,909	$35,917	$57,301	$57,320	$8,687	$8,715

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$45	$49	$220	$176	$1,282	$1,184	$44	$44
Total Current Liabilities Not Subject to Compromise	45	49	220	176	1,282	1,184	44	44

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	181	-	1	-	260	-	140
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	230	220	177	1,282	1,444	44	184

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0
Other liabilities	-	-	-	0	37,043	37,058	-	-
Total Liabilities Subject to Compromise	11,884	11,884	34,990	34,990	63,058	63,072	12,130	12,130

Total Liabilities	11,929	12,114	35,210	35,166	64,340	64,516	12,174	12,314
Equity:
Total Equity	(3,266)	(3,372)	699	751	(7,038)	(7,197)	(3,487)	(3,599)
Total Liabilities and Equity	$8,663	$8,742	$35,909	$35,917	$57,301	$57,320	$8,687	$8,715

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Silvermar Limited		Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,047	2,087	459	282	1,715	999	19	19
Other receivables	(16)	(24)	6	24	33	91	-	(434)
Inventory	-	-	41	-	598	742	-	-
Prepaid expenses and other current assets	29	57	-	65	220	49	241	438
Total Current Assets	2,061	2,120	506	371	2,565	1,881	260	23
Vessels and other property, less accumulated depreciation	34,297	34,200	21,356	21,300	32,130	32,069	-	-
Deferred drydock expenditures, net	1,564	2,164	1,279	1,257	(2)	32	-	-
Total Vessels, Deferred Drydock and Other Property	35,861	36,364	22,635	22,558	32,128	32,101	-	-
Investments in Affiliated Companies	703	703	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	17,433	17,433	8,513	8,513	19,977	19,977	8,855	8,855
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	2	2	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	360	-	(70)	-	1,955	-	-
Other Assets	(12)	(32)	37	42	-	-	-	-
Total Assets	$56,046	$56,948	$31,690	$31,413	$54,673	$55,916	$9,116	$8,878

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$57	$997	$743	$206	$148	$1,194	$240	$3
Total Current Liabilities Not Subject to Compromise	57	997	743	206	148	1,194	240	3

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	283	-	-	-	1
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	57	997	743	489	148	1,194	240	4

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	5,014	5,014	5,769	5,769	17,088	17,088	8,852	8,852
Pre-petition intercompany payables to other debtors	9,736	9,736	80	80	7	7	-	-
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	14,750	14,750	5,849	5,849	17,095	17,095	8,852	8,852

Total Liabilities	14,807	15,747	6,592	6,338	17,243	18,289	9,091	8,855
Equity:
Total Equity	41,238	41,202	25,098	25,075	37,429	37,627	24	23
Total Liabilities and Equity	$56,046	$56,948	$31,690	$31,413	$54,673	$55,916	$9,116	$8,878

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Suezmax International Agencies, Inc.		Talara Chartering Corporation		Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	14,133	13,853	1,692	1,728	-	-	3,339	3,247
Other receivables	522	637	26	17	-	-	18	12
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	1,416	2,437	639	628	-	-	92	156
Total Current Assets	16,071	16,928	2,357	2,373	-	-	3,449	3,415
Vessels and other property, less accumulated depreciation	-	-	1,068	1,051	-	-	50,753	50,627
Deferred drydock expenditures, net	-	-	-	-	-	-	1,950	1,928
Total Vessels, Deferred Drydock and Other Property	-	-	1,068	1,051	-	-	52,703	52,555
Investments in Affiliated Companies	2,864	1,885	542	542	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	105,125	105,125	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,592	35,592	11,095	11,095	-	-	10,324	10,324
Pre-petition Intercompany receivables from non-debtors	486	486	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	224
Other Assets	-	-	(20)	(15)	-	-	(6)	(6)
Total Assets	$55,012	$54,890	$15,042	$15,046	$105,125	$105,125	$66,470	$66,512

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$616	$635	$53	$44	$-	$-	$326	$269
Total Current Liabilities Not Subject to Compromise	616	635	53	44	-	-	326	269

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	905	-	229	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	633	630	-	-	-	-
Other Liabilities	563	593	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	1,179	2,133	686	902	-	-	326	269

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	978	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54,430	54,430	21,873	21,873	-	-	8,479	8,479
Pre-petition intercompany payables to other debtors	2,592	2,592	1	1	-	-	16	16
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	58,000	57,022	21,874	21,874	-	-	8,494	8,494

Total Liabilities	59,179	59,155	22,560	22,776	-	-	8,821	8,763
Equity:
Total Equity	(4,167)	(4,265)	(7,518)	(7,730)	105,125	105,125	57,649	57,749
Total Liabilities and Equity	$55,012	$54,890	$15,042	$15,046	$105,125	$105,125	$66,470	$66,512

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation		Urban Tanker Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	173	(103)	-	-	1,574	1,137
Other receivables	-	-	13	1	-	-	-	-
Inventory	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	344	632	-	-	243	229
Total Current Assets	-	-	531	530	-	-	1,817	1,366
Vessels and other property, less accumulated depreciation	-	-	1,101	1,095	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1,101	1,095	-	-	-	-
Investments in Affiliated Companies	-	-	-	200	-	-	300	300
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	295	295	30,356	30,356	58,765	58,765	19,341	19,341
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	453
Other Assets	-	-	(35)	(35)	-	-	(9)	(9)
Total Assets	$295	$295	$31,953	$32,146	$58,765	$58,765	$21,448	$21,451

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$68	$32	$-	$-	$27	$31
Total Current Liabilities Not Subject to Compromise	-	-	68	32	-	-	27	31

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	432	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	708	704	-	-	-	-
Other Liabilities	-	-	-	-	-	-	500	535
Total Liabilities Not Subject to Compromise	-	-	776	1,168	-	-	526	566

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	42,724	42,724	58,345	58,345	23,602	23,602
Pre-petition intercompany payables to other debtors	211	211	4,372	4,372	-	-	3	3
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	211	211	47,096	47,096	58,345	58,345	23,604	23,604

Total Liabilities	211	211	47,872	48,264	58,345	58,345	24,131	24,170
Equity:
Total Equity	85	85	(15,919)	(16,118)	420	420	(2,683)	(2,719)
Total Liabilities and Equity	$295	$295	$31,953	$32,146	$58,765	$58,765	$21,448	$21,451

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,869	1,938	-	-	753	1,485
Other receivables	13	13	-	80	-	-	2	2
Inventory	-	-	-	(0)	-	-	169	220
Prepaid expenses and other current assets	-	-	186	368	-	-	272	493
Total Current Assets	13	13	3,055	2,386	-	-	1,196	2,200
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	421	-	-	-	-
Other Assets	87	87	54	54	-	-	-	-
Total Assets	$5,179	$5,179	$10,432	$10,183	$21,117	$21,117	$25,757	$26,761

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$20	$20	$764	$491	$-	$-	$549	$650
Total Current Liabilities Not Subject to Compromise	20	20	764	491	-	-	549	650

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	974
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-
Other Liabilities	-	-	511	545	-	-	-	-
Total Liabilities Not Subject to Compromise	20	20	1,275	1,036	-	-	549	1,624

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2,136	2,136	11,440	11,440	14,490	14,490	25,618	25,618

Total Liabilities	2,156	2,156	12,715	12,476	14,490	14,490	26,167	27,242
Equity:
Total Equity	3,023	3,023	(2,283)	(2,292)	6,627	6,627	(410)	(482)
Total Liabilities and Equity	$5,179	$5,179	$10,432	$10,183	$21,117	$21,117	$25,757	$26,761

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$440,695	$-	$-
Voyage receivables	-	-	168,830	165,284	-	-
Other receivables	10	10	70,348	67,189	-	-
Inventory	-	-	13,831	17,489	-	-
Prepaid expenses and other current assets	-	-	47,497	55,553	-	-
Total Current Assets	10	10	699,231	746,211	-	-
Vessels and other property, less accumulated depreciation	-	-	3,147,915	3,140,613	-	-
Deferred drydock expenditures, net	-	-	73,898	77,857	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	3,218,469	-	-
Investments in Affiliated Companies	-	-	247,664	247,558	-	-
Intangible Assets, less accumulated amortization	-	-	72,413	72,167	-	-
Goodwill	-	-	9,668	9,668	-	-
Investments in subsidiaries	-	-	(7,116)	(7,116)	-	-
Intercompany loans receivable and accrued interest	-	-	448,108	447,653	(358,862)	(359,190)
Pre-petition intercompany receivables from debtors	51	51	5,883,923	5,883,923	(5,883,923)	(5,883,923)
Pre-petition Intercompany receivables from non-debtors	-	-	2,236,927	2,236,927	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	1,731	-	-
Post-petition Intercompany receivables from debtors	-	-	-	74,361	-	(74,361)
Other Assets	-	-	20,849	22,022	(1)	(1)
Total Assets	$61	$61	$12,833,481	$12,953,574	$(6,242,786)	$(6,317,476)

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$0	$0	$73,627	$78,027	$-	$-
Total Current Liabilities Not Subject to Compromise	0	0	73,627	78,027	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	328	-	(328)
Post-petition intercompany payables to non-debtors	-	-	-	40,078	-	-
Post-petition intercompany payables to other debtors	-	-	-	71,767	-	(71,767)
Deferred Gain on Sale and Leaseback of Vessels	-	-	5,457	5,326	-	-
Other Liabilities	-	-	32,839	33,388	-	-
Total Liabilities Not Subject to Compromise	0	0	111,923	228,914	-	(72,095)

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	375,346	(358,862)	(358,862)
Pre-petition intercompany payables to non-debtors	-	-	2,107,622	2,107,622	-	-
Pre-petition intercompany payables to other debtors	-	-	5,923,048	5,925,643	(5,923,048)	(5,925,643)
Other liabilities	-	-	2,836,368	2,837,908	-	-
Total Liabilities Subject to Compromise	-	-	11,243,363	11,246,519	(6,281,911)	(6,284,505)

Total Liabilities	0	0	11,355,286	11,475,433	(6,281,911)	(6,356,600)
Equity:
Total Equity	61	61	1,478,195	1,478,141	-	-
Total Liabilities and Equity	$61	$61	$12,833,481	$12,953,574	$(6,281,911)	$(6,356,600)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Consolidated Debtors		Total Non-debtors		Eliminations
($000s)	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$398,725	$440,695	$79,248	$46,933	$-	$-
Voyage receivables	168,830	165,284	2,923	4,199	-	-
Other receivables	70,348	67,189	9,676	2,038	-	-
Inventory	13,831	17,489	-	-	-	-
Prepaid expenses and other current assets	47,497	55,553	40	469	-	-
Total Current Assets	699,231	746,211	91,888	53,639	-	-
Vessels and other property, less accumulated depreciation	3,147,915	3,140,613	(12,092)	(12,102)	-	-
Deferred drydock expenditures, net	73,898	77,857	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	3,221,813	3,218,469	(12,092)	(12,102)	-	-
Investments in Affiliated Companies	247,664	247,558	300	300	-	-
Intangible Assets, less accumulated amortization	72,413	72,167	242	240	-	-
Goodwill	9,668	9,668	(79)	(79)	-	-
Investments in subsidiaries	(7,116)	(7,116)	7,116	7,116	-	-
Intercompany loans receivable and accrued interest	89,246	88,463	19,537	19,549	(108,783)	(108,011)
Pre-petition intercompany receivables from debtors	-	-	2,146,629	2,146,629	(2,146,629)	(2,146,629)
Pre-petition Intercompany receivables from non-debtors	2,236,927	2,236,927	893,686	893,686	(3,130,613)	(3,130,613)
Post-petition intercompany receivables from non-debtors	-	1,731	-	842	-	(2,573)
Post-petition Intercompany receivables from debtors	-	-	-	40,078	-	(40,078)
Other Assets	20,848	22,021	(270)	(261)	-	-
Total Assets	$6,590,694	$6,636,098	$3,146,958	$3,149,638	$(5,386,026)	$(5,427,906)

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$73,627	$78,027	$19,478	$19,898	$-	$-
Total Current Liabilities Not Subject to Compromise	73,627	78,027	19,478	19,898	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	91,321	91,528	(91,321)	(91,528)
Post-petition intercompany payables to non-debtors	-	40,078	893,686	894,528	(893,686)	(934,607)
Post-petition intercompany payables to other debtors	-	-	2,236,810	2,238,541	(2,236,810)	(2,238,541)
Deferred Gain on Sale and Leaseback of Vessels	5,457	5,326	-	-	-	-
Other Liabilities	32,839	33,388	6,201	6,198	-	-
Total Liabilities Not Subject to Compromise	111,923	156,818	3,247,497	3,250,693	(3,221,817)	(3,264,675)

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	17,462	16,484	-	-	(17,462)	(16,484)
Pre-petition intercompany payables to non-debtors	2,107,622	2,107,622	-	-	(2,107,622)	(2,107,622)
Pre-petition intercompany payables to other debtors	-	-	-	-	-	-
Other liabilities	2,836,368	2,837,908	-	-	-	-
Total Liabilities Subject to Compromise	4,961,452	4,962,014	-	-	(2,125,085)	(2,124,106)

Total Liabilities	5,073,375	5,118,833	3,247,497	3,250,693	(5,346,902)	(5,388,781)
Equity:
Total Equity	1,478,195	1,478,141	(100,539)	(101,055)	-	-
Total Liabilities and Equity	$6,551,570	$6,596,974	$3,146,958	$3,149,638	$(5,346,902)	$(5,388,781)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 117

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and November 30, 2012

	Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	November 30, 2012

ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$487,628
Voyage receivables	171,753	169,483
Other receivables	80,024	69,227
Inventory	13,831	17,489
Prepaid expenses and other current assets	47,538	56,022
Total Current Assets	791,119	799,849
Vessels and other property, less accumulated depreciation	3,135,823	3,128,510
Deferred drydock expenditures, net	73,898	77,857
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,206,367
Investments in Affiliated Companies	247,964	247,858
Intangible Assets, less accumulated amortization	72,655	72,407
Goodwill	9,589	9,589
Investments in subsidiaries	0	(0)
Intercompany loans receivable and accrued interest	-	-
Pre-petition intercompany receivables from debtors	-	-
Pre-petition Intercompany receivables from non-debtors	-	-
Post-petition intercompany receivables from non-debtors	-	-
Post-petition Intercompany receivables from debtors	-	-
Other Assets	20,579	21,760
Total Assets	$4,351,627	$4,357,830

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$93,106	$97,925
Total Current Liabilities Not Subject to Compromise	93,106	97,925

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-
Post-petition intercompany payables to non-debtors	-	-
Post-petition intercompany payables to other debtors	-	-
Deferred Gain on Sale and Leaseback of Vessels	5,457	5,326
Other Liabilities	39,040	39,585
Total Liabilities Not Subject to Compromise	137,603	142,835

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-
Pre-petition intercompany payables to non-debtors	-	-
Pre-petition intercompany payables to other debtors	-	-
Other liabilities	2,836,368	2,837,908
Total Liabilities Subject to Compromise	2,836,368	2,837,908

Total Liabilities	2,973,971	2,980,744
Equity:
Total Equity	1,377,656	1,377,086
Total Liabilities and Equity	$4,351,627	$4,357,830

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 117